Exhibit 2.1

DATED AS OF MAY 31, 2006
CUSAC GOLD MINES LTD.
and
COMPUTERSHARE TRUST COMPANY OF CANADA AS TRUSTEE

TRUST INDENTURE PROVIDING FOR THE ISSUE OF UP TO $3,750,000 AGGREGATE PRINCIPAL AMOUNT OF CONVERTIBLE SECURED DEBENTURES DUE NOVEMBER 30, 2007

TABLE OF CONTENTS

Page

ARTICLE 1 INTERPRETATION

1

Definitions

1

Meaning of “Outstanding” for Certain Purposes

5

Interpretation

6

Day Not a Business Day

7

Invalidity of Provisions

7

Governing Law

7

ARTICLE 2 THE DEBENTURES

7

Limitation on Issue and Designation

7

Terms of Debentures

7

Form of Debentures

8

Issue of Debentures

8

Execution of Debentures

10

Certification

11

Concerning Interest

11

Debentures to Rank Equally

12

Registration of Debentures

12

Payment of Principal and Interest in Respect of Debentures

13

Cancellation of Repaid Debenture

13

Ownership of Debentures

14

Exchange of Debentures

14

Replacement of Debentures

15

ARTICLE 3 PURCHASE OF DEBENTURES

15

Purchase of Debentures

15

Not Redeemable Before Maturity

15

ARTICLE 4 CONVERSION

15

Conversion Privilege

15

Manner of Exercise of Right to Convert

16

Adjustment of Conversion Price

17

Rules Regarding Calculation of Adjustment of Conversion Price

21

No Requirement to Issue Fractional Shares

22

Corporation to Reserve Shares

23

Taxes and Charges on Conversion

23

Cancellation of Converted Debentures

23

Certificate as to Adjustment

23

Notice of Special Matters

24

Notice of Expiry of Conversion Right

24

Protection of Trustee

24

ARTICLE 5 SECURITY

25

Security

25

Exceptions.

26

Debentures Equally Secured

26

Attachment

26

Floating Charge

26

Trustee May Pay or Perform

27

Trustee May Compromise or Release

27

- ii -

Rights Cumulative

27

Security Continuing

27

No Merger

28

ARTICLE 6 COVENANTS OF THE CORPORATION

28

General Covenants

28

Trustee’s Remuneration and Expenses

29

Covenants Relating to Security

30

ARTICLE 7 DEFAULT AND ENFORCEMENT

31

Events of Default

31

Notice of Events of Default

32

Acceleration on Default

32

Waiver of Default

33

Enforcement by the Trustee

33

Debentureholders May Not Sue

34

Application of Moneys

34

Distribution of Moneys

35

Persons Dealing with Trustee

36

Trustee Appointed Attorney

36

Remedies Cumulative

36

Immunity of Shareholders, Directors and Others

36

Judgment Against the Corporation

36

ARTICLE 8 SATISFACTION AND DISCHARGE

37

Cancellation and Destruction

37

Non-Presentation of Debentures

37

Repayment of Unclaimed Moneys

37

Discharge

38

ARTICLE 9 SUCCESSOR CORPORATION

38

Conditions Precedent to Reorganization

38

Vesting of Powers in Successor

39

ARTICLE 10 MEETINGS OF DEBENTUREHOLDERS

39

Right to Convene Meetings

39

Notice of Meetings

39

Chairman

40

Quorum

40

Power to Adjourn

40

Show of Hands

40

Poll

41

Voting

41

Regulations

41

Corporation and Trustee May Be Represented

42

Powers Exercisable by Extraordinary Resolution

42

Committees

43

Meaning of “Extraordinary Resolution”

44

Powers Cumulative

45

Minutes

45

Signed Instruments

45

Binding Effect of Resolutions

45

Evidence of Rights of Debentureholders

45

ARTICLE 11 NOTICES

46

Notice to the Corporation

46

- iii -

Notice to Debentureholders

47

Notice to the Trustee

47

Mail Service Interruption

48

ARTICLE 12 CONCERNING THE TRUSTEE

48

Trust Indenture Legislation

48

No Conflict of Interest

49

Rights and Duties of Trustee

49

Evidence, Experts and Advisers

49

Trustee May Deal in Debentures

50

Trustee Not Required to Give Security

50

Protection of Trustee

50

Investment of Trust Moneys

50

Action by Trustee to Protect Interests

51

Replacement of Trustee

52

Acceptance

53

ARTICLE 13 SUPPLEMENTAL INDENTURES

53

Supplemental Indentures

53

ARTICLE 14 EXECUTION

54

Counterparts and Formal Date

54

Language of Indenture

54

THIS TRUST INDENTURE made May 31, 2006

BETWEEN:

CUSAC GOLD MINES LTD., a company incorporated under the laws of the Province of British Columbia and having an office at 911 - 470 Granville Street, Vancouver, British Columbia, V6C 1V5

(the “Corporation”)

AND:

COMPUTERSHARE TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada and having an office at 510 Burrard Street, 3rd Floor, Vancouver, British Columbia, V6C 3B9

(the “Trustee”)

WHEREAS:

(A)

The Corporation considers it necessary for its corporate purposes to create and issue the Debentures (as defined below) in the manner provided herein;

(B)

The Corporation is duly authorized to create and issue the Debentures to be issued as provided herein; and

(C)

The foregoing recitals are made as representations and statements of fact by the Corporation and not by the Trustee;

NOW THEREFORE THIS INDENTURE WITNESSES and it is hereby covenanted, agreed and declared as follows:

ARTICLE 1

INTERPRETATION

Definitions

1.1

In this Trust Indenture, unless there is something in the subject matter or context inconsistent therewith:

(a)

“Agent” means M Partners Inc.;

(b)

“Business Day” means a day that is not a Saturday or Sunday and is not a statutory holiday in the City of Vancouver, British Columbia;

(c)

“Capital Reorganization” has the meaning ascribed thereto in §4.16;

(d)

“Certificate of the Corporation” means a certificate signed in the name of the Corporation by any one of the Chairman, the Chief Executive Officer, the President, the Chief Financial Officer, the Vice-President or the Corporate Secretary of the Corporation, and may consist of one or more instruments so executed;

(e)

“Charged Property” means, collectively, the Charged Personal Property and the Charged Real Property;

(f)

“Charged Personal Property” means all of the Corporation’s present and after-acquired right, title and interest in and to the property listed on Schedule B;

(g)

“Charged Real Property” has the meaning ascribed thereto in §5.1(a)(ii);

(h)

“Closing Date” means May 31, 2006 or such other date as the parties may agree upon;

(i)

“Common Share Reorganization” has the meaning ascribed thereto in §4.9;

(j)

“Common Shares” means the common shares without par value in the capital of the Corporation, as such shares exist at the close of business on the date of execution and delivery of this Indenture, and, in the event of a change from without par value to par value or from par value to without par value or a subdivision, redivision, reduction, combination or consolidation thereof, or successive such changes, subdivisions, redivisions, reductions, combinations or consolidations, or any combination thereof, then, subject to the making of adjustments, if any, having been made in accordance with §4.9 to §4.21, thereafter means the shares resulting therefrom;

(k)

“Conversion Price” has the meaning ascribed thereto in §4.1;

(l)

“Corporation” means Cusac Gold Mines Ltd. and includes any successor corporation to or of Cusac Gold Mines Ltd. which has complied with the provisions of Article 9;

(m)

“Counsel” means a lawyer or firm of lawyers, who may be counsel for the Corporation, retained by the Trustee or, at the option of the Trustee, retained by the Corporation and acceptable to the Trustee;

(n)

“Current Market Price” of shares of any class on any date means:

(i)

the weighted average price per share at which shares of that class have traded:

(A)

on the TSX;

(B)

if such shares are not listed on the TSX, then on such stock exchange on which such shares are listed as is selected for that purpose by the Directors; or

(C)

if such shares are not listed on any stock exchange, then in the over-the-counter market,

during the five consecutive Trading Days ending on the day before the Maturity Date, the Date of Conversion or other record date, as applicable; or

(ii)

if such shares are not listed on any stock exchange or traded in the over-the-counter market, such amount per share as is determined by the Directors and approved by the Trustee,

and for such purposes, the weighted average price will be determined by dividing the aggregate sales price of all such shares sold on the TSX (or such other stock exchange or in the over-the-counter market, as the case may be) during such period of five consecutive Trading Days by the total number of such shares so sold, as reported by the TSX (or such other stock exchange or as quoted by the most commonly quoted or carried source of quotations for shares traded in the over-the-counter market, as the case may be);

(o)

“Date of Conversion” has the meaning ascribed thereto in §4.4;

(p)

“Debentures” means the Convertible Secured Debentures due November  30, 2007 issued hereunder;

(q)

“Debentureholders” and “Holders” mean the Persons for the time being entered in the registers mentioned hereinafter as holders of Debentures;

(r)

“Debentureholders’ Request” means an instrument signed in one or more counterparts by the Holders in the aggregate of not less than 50% in principal amount of the outstanding Debentures requesting the Trustee to take the action or proceeding specified therein;

(s)

“Director” means a director of the Corporation for the time being and “Directors” means the board of directors of the Corporation or, if duly constituted and whenever duly empowered, the executive committee (if any) of the board of directors of the Corporation for the time being, and reference to action by the Directors means action by the directors as a board or action by the executive committee of the board as a committee;

(t)

“Dividends Paid in the Ordinary Course” means dividends paid on the Common Shares in any financial year of the Corporation, whether in cash, in shares of the Corporation, in rights, options or warrants to purchase any shares, property or other assets of the Corporation, or in property or other assets of the Corporation, in each case to the extent that the amount or value of such dividends in the aggregate does not exceed the greater of:

(i)

150% of the aggregate amount or value of dividends paid by the Corporation on the Common Shares in its immediately preceding financial year; and

(ii)

100% of the consolidated net income (before extraordinary or unusual items but after dividends payable on all shares before or on a parity with the Common Shares with respect to the payment of dividends) of the Corporation for its immediately preceding financial year, determined in accordance with Generally Accepted Accounting Principles;

and for the purpose of the foregoing, where any dividend is paid (otherwise than in cash), any shares, any rights, options or warrants to purchase any shares, property or other assets or any property or other assets so distributed by way of dividend will be valued at the fair market value of such securities, property or other assets, as the case may be, as determined by the Directors, which determination will be conclusive;

(u)

“Event of Default” has the meaning ascribed thereto in §7.1;

(v)

“Extraordinary Resolution” has the respective meanings ascribed thereto in §10.26 to §10.31 and §10.34;

(w)

“Generally Accepted Accounting Principles” means the generally accepted accounting principles from time to time approved by the Canadian Institute of Chartered Accountants as at the date, as applicable, on which a calculation has been made, is made or required to be made hereunder in accordance with Generally Accepted Accounting Principles;

(x)

“Indenture Legislation” has the meaning ascribed thereto in §12.1;

(y)

“Interest Payment Date” means the dates upon which the Corporation is required to pay accrued interest on the Debentures, being the dates which are six months, 12 months and 18 months after the date of issue of the Debentures;

(z)

“Maturity Date” means November 30, 2007;

(aa)

“Person” means an individual, legal person, corporation, company, cooperative, partnership, trust, unincorporated association or governmental body, and pronouns have a similarly extended meaning;

(bb)

“Rights Offering” and “Rights Period” have the respective meanings ascribed thereto in §4.10;

(cc)

“Rights Offering Price” has the meaning ascribed thereto in §4.20;

(dd)

“Special Distribution” has the meaning ascribed thereto in §4.14;

(ee)

“Successor Corporation” has the meaning ascribed thereto in §9.1(a);

(ff)

“this Indenture”, “this Trust Indenture”, “hereto”, “hereby”, “hereunder”, “hereof”, “herein” and similar expressions refer to this indenture and not to any particular Article, section, subsection, paragraph, subdivision or other portion hereof, and include any and every supplemental indenture; and “supplemental indenture” and “Indenture supplemental hereto” include any and every instrument supplemental or ancillary hereto or in implementation hereof;

(gg)

“Time of Expiry” has the meaning ascribed thereto in §4.1;

(hh)

“Trading Day” means, with respect to a stock exchange or over-the-counter market, a day on which shares or other securities may be traded through the facilities of such stock exchange or in such over-the-counter market;

(ii)

“Transfer Agent” means Pacific Corporate Trust Company and its successors from time to time;

(jj)

“Trustee” means Computershare Trust Company of Canada and its successors from time to time; and

(kk)

“Written Order of the Corporation”, “Written Request of the Corporation” and “Written Direction of the Corporation” mean, respectively, an order, a request or a direction signed in the name of the Corporation by any one of the Chairman, the President, the Vice-Presidents and the Corporate Secretary of the Corporation, and may consist of one or more instruments so executed.

Meaning of “Outstanding” for Certain Purposes

1.2

Every Debenture certified and delivered by the Trustee hereunder will be deemed to be outstanding until it is cancelled or delivered to the Trustee for cancellation or conversion, or a new Debenture is issued in substitution therefor under §2.42, or money, securities or other property for the payment thereof is set aside under Article 3 or Article 8, but

(a)

where a new Debenture has been issued in substitution for a Debenture which has been mutilated, lost, stolen or destroyed, only one of such Debentures will be counted for the purpose of determining the aggregate principal amount of Debentures outstanding;

(b)

a Debenture which has been partially purchased will be deemed to be outstanding to, but only to, the extent of the unpurchased part of the principal amount thereof; and

(c)

for the purpose of any provision of this Indenture entitling Holders of outstanding Debentures to vote, sign consents, requests, requisitions or other instruments or take other action or to constitute a quorum at a meeting of Holders under this Indenture, Debentures owned legally by the Corporation will be disregarded, except that:

(i)

for the purpose of determining whether the Trustee is protected in relying on any such vote, consent, request, requisition or other instrument or other action or on the Holders present or represented at a meeting of Holders, only the

Debentures of which the Trustee has notice that they are so owned will be so disregarded; and

(ii)

Debentures so owned which have been pledged in good faith other than to the Corporation or any of its affiliates (as such term is defined in the Securities Act (British Columbia) will not be so disregarded if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right to vote, sign consents, requests, requisitions or other instruments or take such other actions in the pledgee’s discretion free from the control of the Corporation or any of its affiliates.

Interpretation

1.3

In this Indenture, except as otherwise expressly provided or as the context otherwise requires,

(a)

“this Indenture” means this Agreement as from time to time supplemented or amended by one or more agreements entered into pursuant to the applicable provisions of this Agreement;

(b)

a reference to an Article is to an Article of this Indenture, and the symbol “§”' followed by a number or some combination of numbers and letters refers to the section, paragraph, subparagraph, clause or subclause of this Indenture so designated;

(c)

the division of this Indenture into Articles, sections, subsections and paragraphs, the provision of a table of contents and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation of this Indenture or of the Debentures;

(d)

the word “including”, when following a general statement or term, is not to be construed as limiting the general statement or term to any specific item or matter set forth or to similar items or matters, but rather as permitting the general statement or term to refer also to all other items or matters that could reasonably fall within its broadest possible scope;

(e)

an expression used herein that is defined in Section 29 of the Interpretation Act (British Columbia) in effect on the date hereof and is not otherwise defined herein, will have the meaning so assigned in that Act;

(f)

an accounting term not otherwise defined herein has the meaning assigned to it, and every calculation to be made hereunder is to be made, in accordance with accounting principles generally accepted in Canada applied on a consistent basis;

(g)

a reference to currency means Canadian currency;

(h)

a reference to a statute includes all regulations made thereunder, all amendments to the statute or regulations in force from time to time, and every statute or regulation that supplements or supersedes such statute or regulations;

(i)

a reference to an entity includes any successor to that entity; and

(j)

a word importing the masculine gender includes the feminine and neuter, a word in the singular includes the plural, a word importing a corporate entity includes an individual, and vice versa.

Day Not a Business Day

1.4

If a day on or before which any action is required to be taken or a computation is required to be made hereunder is not a Business Day, then such action or computation will be required to be taken or made on or before the requisite time on the first Business Day thereafter.

Invalidity of Provisions

1.5

Each of the provisions contained in this Indenture or the Debentures is distinct and severable and a declaration of invalidity or unenforceability of any such provision by a court of competent jurisdiction will not affect the validity or enforceability of any other provision hereof or thereof.

Governing Law

1.6

This Indenture and the Debentures will be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein and will be treated in all respects as British Columbia contracts.

ARTICLE 2

THE DEBENTURES

Limitation on Issue and Designation

2.1

The aggregate principal amount of Debentures which may be issued and certified hereunder will consist of and be limited to $3,750,000 in lawful money of Canada and such Debentures will be designated “Convertible Secured Debentures due November 30, 2007”.

Terms of Debentures

2.2

The Debentures will be dated May 31, 2006 regardless of the date on which Debentures are issued hereunder, will mature on the Maturity Date and will, subject to §2.3, bear interest at 11% per annum, calculated semi-annually, not in advance, on the outstanding principal amount of the Debenture until earlier of:

(a)

the later of:

(i)

the Maturity Date;

(ii)

the date the Corporation deposits the funds for the repayment of the Debentures pursuant to §2.36; and

(b)

the Date of Conversion.

The Corporation shall make equal semi-annual, interest-only payments on the Interest Payment Dates.

2.3

If the Corporation does not provide a Certificate of the Corporation to the Trustee and the Agent on or before July 30, 2006 confirming that the shareholders of the Corporation have approved the right of the holders of common share purchase warrants issued to the original purchasers of the Debentures to exercise such warrants, then the Debentures will bear interest retroactive to the date of issue of the date of issue, at the rate of 15% per annum.

2.4

Subject to §4.1, the principal of the Debentures due on maturity will be payable in lawful money of Canada, on presentation and surrender of the Debentures at the principal offices of the Trustee in the City of Vancouver.

Form of Debentures

2.5

The Debentures will be issued as fully registered Debentures in denominations of $3,750 and integral multiples thereof.

2.6

The Debentures and the certificate of the Trustee endorsed thereon will be substantially in the form set out in Schedule A to this Indenture with such appropriate additions, deletions, substitutions and variations as the Trustee approves, may, at the election of the Corporation, be translated into the French language and will bear such legends and such distinguishing letters and numbers as the Trustee approves and such legends as Counsel advises are necessary in order for the Corporation to comply with applicable securities laws, such approval of the Trustee to be conclusively evidenced by its certification of the Debentures.

2.7

In the event of any contradiction, discrepancy or difference between the English language version and the French language version, if any, of the text of the form of Debentures, the English language version of the text will govern.

2.8

The Debentures may be engraved, lithographed or printed (the expression “printed” including for the purposes hereof both original typewritten material as well as mimeographed, mechanically, photographically, photostatically or electronically reproduced, typewritten or other written material), or partly in one form and partly in another, as the Corporation determines.

Issue of Debentures

2.9

Debentures in the aggregate principal amount of $3,750,000 may forthwith and from time to time be executed by the Corporation and delivered to the Trustee and will be certified by the Trustee and delivered to or to the order of the Corporation pursuant to a Written Order of the Corporation, without the receipt by the Trustee of any consideration therefor.

2.10

All Debentures issued, and any Debenture issued in exchange therefore or upon transfer thereof will bear the following legends:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITIES BEFORE [that date 4 months and a day after the Closing Date]”.

In addition, so long as the foregoing legend is required on the certificates representing the Debentures, the certificates representing the Common Shares issuable upon conversion of the Debentures shall bear the foregoing legend and the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, THE SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TSX.”.

In addition, any Debenture issued to a U.S. Person (as defined in Regulation S to the United States Securities Act of 1933, as amended, and any Common Shares issued upon conversion thereof will bear the following legends:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES AND IT HAS, IN THE CASE OF EACH OF (C) AND (D), PRIOR TO SUCH TRANSFER FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION.”; and

“THIS DEBENTURE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS DEBENTURE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE.  THIS DEBENTURE MAY NOT BE CONVERTED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THE DEBENTURE AND THE

UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE

U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.  THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN THEM UNDER REGULATION S PROMULGATED PURSUANT TO THE U.S. SECURITIES ACT.”

And, the Common Shares issuable upon conversion of the Debentures will bear the following legend:

“THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE. A CERTIFICATE WITHOUT A LEGEND MAY BE OBTAINED FROM THE REGISTRAR AND TRANSFER AGENT OF THE CORPORATION IN CONNECTION WITH A SALE OF THE SECURITIES REPRESENTED HEREBY AT A TIME WHEN THE CORPORATION IS A “FOREIGN ISSUER” AS DEFINED IN REGULATION S UNDER THE U.S. SECURITIES ACT, UPON DELIVERY OF THIS CERTIFICATE, AN EXECUTED DECLARATION AND, IF REQUESTED BY THE CORPORATION OR THE TRANSFER AGENT, AN OPINION OF COUNSEL OF RECOGNIZED STANDING, EACH IN FORM SATISFACTORY TO THE TRANSFER AGENT OF THE CORPORATION AND THE CORPORATION, TO THE EFFECT THAT SUCH SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.”

Execution of Debentures

2.11

The Debentures will be signed (either manually or reproduced in facsimile) by at least one of the Chairman, Chief Executive Officer, President, Chief Financial Officer, Vice-President and Corporate Secretary of the Corporation.

2.12

A facsimile signature reproduced upon a Debenture will for all purposes of this Indenture be deemed to be the signature of the individual whose signature it purports to be and to have been signed at the time such facsimile signature is reproduced.

2.13

If an officer of the Corporation who signs a Debenture ceases to be such officer before the Debenture is authenticated by the Trustee and delivered or disposed of by the Corporation, the Debenture nevertheless may be authenticated and delivered or disposed of as though the Person who signed it had not ceased to be such officer of the Corporation; and a Debenture may be signed on behalf of the Corporation by such Person as, at the actual date of the execution of the Debenture, is the proper officer of the Corporation, although at the date of the Debenture or of the execution of this Indenture such Person was not such officer.

Certification

2.14

No Debenture will be issued or, if issued, will be obligatory or will entitle the Holder thereof to the benefits of this Indenture until it has been certified by manual signature by or on behalf of the Trustee substantially in the form set out in the Schedule A hereto or in some other form approved by the Trustee, whose approval will be conclusively evidenced by the certification thereof.

2.15

Such certificate on a Debenture will be conclusive evidence that the Debenture has been duly issued hereunder and is a valid obligation of the Corporation and that the Holder is entitled to the benefits of this Indenture.

2.16

The certificate of the Trustee on a Debenture will not be construed as a representation or warranty by the Trustee as to the validity of this Indenture or of the Debenture (except the due certification thereof and any other warranties implied by law) and the Trustee will in no respect be liable or answerable for the use made of the Debenture or the proceeds thereof.

2.17

The certificate of the Trustee on a Debenture will, however, be a representation and warranty by the Trustee that the Debenture has been duly certified by or on behalf of the Trustee pursuant to the provisions of this Indenture.

Concerning Interest

2.18

Every Debenture, whether issued originally or in exchange or substitution for one or more previously issued Debentures, will bear interest at 11% per annum (subject to increase in accordance with §2.3), calculated semi-annually, not in advance, from and including the date the Debenture is first issued.  The Corporation shall make equal semi-annual, interest-only payments on the Interest Payment Dates.

2.19

Interest on a Debenture will cease to accrue on the earlier of

(a)

the later of:

(i)

the Maturity Date;

(ii)

the date the Corporation deposits the funds for the repayment of the Debentures pursuant to § 2.36; and

(b)

the Date of Conversion.

2.20

Wherever in this Indenture or the Debentures there is mention, in any context, of the payment of interest, such mention will be deemed to include the payment of interest on amounts in default to the extent that, in such context, such interest is, was or would be payable pursuant to §2.2, and the express mention of interest on amounts in default in any of the provisions hereof will not be construed as excluding such interest in those provisions hereof where such express mention is not made.

Debentures to Rank Equally

2.21

The Debentures may be issued in such amounts, to such Persons and on such terms not inconsistent with the provisions of this Indenture as the Directors determine.

2.22

Each Debenture as soon as it is issued will, subject to the terms hereof, be equally and rateably entitled to the benefits hereof as if all the Debentures had been issued and negotiated simultaneously.

Registration of Debentures

2.23

The Corporation will cause to be kept by and at the principal office of the Trustee in the City of Vancouver a central register, and in such other place or places, or, if any, as the Corporation designates with the approval of the Trustee, branch registers, in which will be entered the names and addresses of the Holders, particulars of the principal amounts of Debentures held by each of them and the particulars of all transfers of Debentures, and such other particulars of the Debentures as may be prescribed by law.

2.24

Subject to applicable securities laws, the Debentures shall be transferable.

2.25

No transfer of a Debenture will be effective as against the Corporation unless made on one of the registers upon surrender of the Debenture to the Trustee by the Debentureholder or the Debentureholder’s executors, administrators or other legal representatives of the Debentureholder or their attorney duly appointed by an instrument in form and execution satisfactory to the Trustee and upon compliance with such requirements as the Trustee prescribes.

2.26

The registers referred to in §2.23 will at all reasonable times be open for inspection by the Corporation and any Debentureholder.

2.27

The registers of Debentures shall be closed for a period of five business days immediately preceding and including each Interest Payment Date.

2.28

The Holder of a Debenture may at any time and from time to time have the Debenture transferred at any of the places at which a register is kept pursuant to the provisions of §2.26 in accordance with such reasonable regulations as the Trustee prescribes.

2.29

Subject to applicable law, neither the Corporation nor the Trustee will be bound to take notice of or to see to the execution of any trust, whether express, implied or constructive, in respect of any Debenture and the Trustee may transfer any Debenture on the direction of the Holder thereof, whether named as trustee or otherwise, as though that Person were the beneficial owner thereof.

2.30

Except in the case of the central register required to be kept at the City of Vancouver, the Corporation will have power at any time to close any branch register, in which event it will transfer the records thereof to another existing register or to a new register, and thereafter such Debentures will be deemed to be registered on such existing or new register, as the case may be.

2.31

If the register in any place is closed and the records transferred to a register in another place, notice of such change will be given to the Holders of the Debentures registered in the register so closed and the particulars of the change will be recorded in the central register required to be kept in the City of Vancouver.

2.32

The Trustee will, when requested to do so by the Corporation , furnish the Corporation with a list of the names and addresses of the Holders showing the principal amounts and serial numbers of Debentures held by each Holder.

Payment of Principal and Interest in Respect of Debentures

2.33

Subject to the conversion of the Debentures pursuant to §4.1, no later than three Business Days before each Interest Payment Date, the Corporation will forward or cause to be forwarded, by ordinary mail, postage prepaid (or in the event of mail service interruption, by such other means as the Trustee and the Corporation determine to be appropriate), to each Holder at the Holder’s last address appearing in the register of Debentureholders maintained under §2.22, a cheque for the interest accrued on the Debenture to and including the Interest Payment Date (less any tax required by law to be withheld or deducted) payable to the order of the Holder of the Debenture.

2.34

If interest payments are to be made by the Trustee, as the interest on the Debentures becomes due (except interest payable on conversion or purchase which shall be paid upon presentation and surrender of the Debentures for payment) the Corporation, no later than 12:00 p.m. (Vancouver time) on the third Business Day preceding each Interest Payment Date, shall deliver sufficient funds by way of money order, certified cheque, bank draft or wire transfer to the Trustee to enable it to forward or cause to be forwarded by prepaid post, to the Holder in whose name any Debenture is registered at the close of business on the Record Date with respect to such Interest Payment Date, at his or her last address appearing on the register, or in the case of joint Holders, to any (or all) Holder(s) whose name appear(s) on such register, on the Interest Payment Date (or the first Business Day thereafter if the Interest Payment Date is not a Business Day) a cheque for such interest (less any withholding or other tax required by law to be deducted) payable to the order of such Holder or Holders and negotiable at par at any branch in Canada of such bank or banks as may be acceptable to the Trustee in its absolute discretion.

2.35

Notwithstanding any other provision of this Indenture, all payments and deliveries to or for the benefit of Debentureholders by the Corporation (or by the Trustee, as the case may be) will be made subject to such withholding on account of tax as is required by applicable law.  The Corporation (or the Trustee, as the case may be) will withhold as so required by applicable law, and will remit such withheld amounts to the applicable tax authority as and when required by applicable law.  All amounts so withheld will be treated for all purposes of this Indenture as full satisfaction and payment of equivalent amounts then otherwise due to the applicable Debentureholders.

Cancellation of Repaid Debenture

2.36

In accordance with Section 8.3 of the Indenture, the Corporation shall deposit with the Trustee all amounts required to be paid to the order of Debentureholders on the Maturity

Date, prior to 9:00 a.m., Vancouver, B.C. time, on the Maturity Date.  The deposit of such funds will satisfy and discharge the liability of the Corporation for principal of, and any accrued and unpaid interest on, the Debentures to the extent of the sum represented thereby (plus the amount of any taxes deducted or withheld).  The Debentures so repaid will be deemed to be cancelled and no Debenture will be issued in substitution therefore.

Ownership of Debentures

2.37

The Holder of a Debenture will be deemed to be the owner thereof for all purposes of this Indenture and payment of or on account of the principal of, and interest on, a Debenture will be made only to or upon the order in writing of the Holder thereof and such payment will be complete satisfaction for the amounts so paid and discharge to the Trustee, any registrar of Debentures and the Corporation for all amounts so paid.

2.38

The Holder of a Debenture will be entitled to the principal and interest evidenced by the Debenture, free from all equities or rights of compensation, set-off or counterclaim between the Corporation and any previous Holder thereof and all Persons may act accordingly.

2.39

A transferee of a Debenture will, upon compliance with all of the requirements for the transfer of Debentures set out in this Indenture, in the Debenture or established by the Trustee or the Corporation pursuant thereto and any other requirements of law with respect to such transfer, be entitled to be entered on the appropriate register or on any one of the appropriate registers as the owner of the Debenture, free from all rights of compensation, set-off or counterclaim between the Corporation and the transferor or any previous Holder thereof.

Exchange of Debentures

2.40

Debentures of any denomination may be exchanged for Debentures of any other authorized denomination or denominations of an equivalent aggregate principal amount.

2.41

An exchange of Debentures may be made at the principal offices of the Trustee in the City of Vancouver and at such other place, if any, or places as may from time to time be designated by the Corporation with the approval of the Trustee.

2.42

A Debenture tendered for exchange will be surrendered to the Trustee and will be cancelled.

2.43

The Corporation will execute, and the Trustee will certify, all Debentures necessary to carry out any permitted exchange.

2.44

Except as otherwise provided herein, upon any exchange of Debentures of any denomination for Debentures of any other authorized denominations and upon any transfer of Debentures, the Trustee or other registrar of Debentures may charge the Holder or the transferor such reasonable fee as may be necessary to discharge any stamp tax, security transfer tax or other governmental charge required to be paid and payment of such charges will be made by the party requesting such exchange or transfer as a condition precedent thereto.

Replacement of Debentures

2.45

If a Debenture becomes mutilated or is lost, stolen or destroyed, the Corporation in its discretion may issue, and thereupon the Trustee will certify and deliver, a new Debenture upon surrender and cancellation of the mutilated Debenture or in lieu of and in substitution for a lost, stolen or destroyed Debenture, and the substituted Debenture will be in a form approved by the Trustee and the Holder thereof will be entitled to the benefits of this Indenture equally with all other Debentures issued or to be issued hereunder.

2.46

In case of loss, theft or destruction, the applicant for a new Debenture will furnish to the Corporation and to the Trustee such evidence of the loss, theft or destruction as is satisfactory to them in their discretion and will also furnish an indemnity and surety bond in amount and form satisfactory to the Corporation and the Trustee in their discretion.

2.47

The applicant will pay reasonable expenses incidental to the issuance of any such new Debenture.

ARTICLE 3

PURCHASE OF DEBENTURES

Purchase of Debentures

3.1

The Corporation will have the right at any time and from time to time to purchase Debentures in the open market or by private contract at prices not greater than the face value thereof plus any interest that has accrued to the date of purchase plus costs of purchase.

Not Redeemable Before Maturity

3.2

The Corporation may not redeem any Debenture before its stated Maturity Date.

ARTICLE 4

CONVERSION

Conversion Privilege

4.1

Subject to and upon compliance with the provisions of this Article 4, the Holder of a Debenture will have the right, at the Holder’s option, at any time up to and including the close of business on the last Business Day immediately preceding the Maturity Date (such time and date being referred to as the “Time of Expiry”), to convert the principal amount then outstanding under the Debenture into that number of fully paid and non-assessable Common Shares rounded to the nearest whole number obtained by dividing the amount of the Debenture converted by the conversion price of $0.305 (the “Conversion Price’), subject to adjustment as set forth in §4.9 to §4.22.

Manner of Exercise of Right to Convert

4.2

The Holder of a Debenture wishing to convert it in whole or in part into Common Shares must surrender the Debenture, before the Time of Expiry, to the Trustee, at its principal offices in the City of Vancouver with the conversion form duly executed by the Holder or the Holder’s executors or administrators or other legal representatives of the Holder or their attorney duly appointed by an instrument in form and substance satisfactory to the Trustee, irrevocably exercising the Holder’s right to convert the Debenture in accordance with the provisions of this Article 4.

4.3

Upon exercise of the right of conversion as provided in §4.1, subject to §4.21, the Holder of a Debenture or, subject to compliance with all reasonable requirements of the Trustee (including, if required by the Trustee, execution and delivery to the Trustee of a form of transfer satisfactory to the Trustee duly executed by the Holder or the Holder’s executors or administrators or other legal representatives or the Holder’s or their attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Trustee, to transfer the Holder’s Debenture or the Common Shares to be issued on conversion thereof and payment of all applicable stamp taxes, security transfer taxes or other governmental charges), the Holder’s nominee or assignee, will be entitled to be entered in the books of the Corporation as at the Date of Conversion (or such later date as is specified in §4.4) as the holder of the number of Common Shares into which such Debenture is convertible in accordance with the provisions hereof and, as soon as practicable thereafter, the Corporation will deliver to the Holder or, subject as aforesaid, the Holder’s nominee or assignee, a certificate for such Common Shares and, if applicable, a cheque for any interest accrued thereon calculated in accordance with §4.6 and for any amount payable under §4.29.

4.4

For the purposes hereof, a Debenture will be deemed to be surrendered for conversion on the date (the “Date of Conversion”) on which it is so surrendered in accordance with the provisions hereof and, in the case of a Debenture so surrendered by mail or other means of delivery, on the date on which it is received by the Trustee at one of its offices specified in §4.2, except that if a Debenture is surrendered for conversion on a day on which the register of Common Shares is closed, the Person entitled to receive on the conversion Common Shares will become the holder of record of such Common Shares as at the date on which such register is next reopened but such Common Shares will be issued on the basis of the number of Common Shares to which such person or persons were entitled on the Date of Conversion.

4.5

Any part, being $3,750 or an integral multiple thereof, of a Debenture of a denomination more than $3,750 may be converted as provided herein and all references in this Indenture to conversion of Debentures will be deemed to include conversion of such parts.

4.6

Where a Debenture is surrendered for conversion, the Holder will be entitled to receive accrued and unpaid interest in respect thereof only for the period up to the Date of Conversion.

4.7

A Common Share issued upon conversion will rank and bear entitlement only in respect of dividends declared in favour of holders of record of Common Shares on and after the

Date of Conversion or such later date as the Holder of the Debenture from which such Common

Share is derived becomes its holder of record pursuant to §4.4, from which applicable date it will for all purposes be and be deemed to be an issued and outstanding as fully paid and non-assessable Common Share.

Adjustment of Conversion Price

4.8

The Conversion Price will be subject to adjustment from time to time in the events and in the manner provided in §4.9 to §4.21.

4.9

If and whenever, at any time after the date hereof and before the Time of Expiry, the Corporation:

(a)

issues Common Shares (or securities convertible into or exchangeable for Common Shares) to holders of Common Shares as or by way of a stock dividend or other distribution (other than Dividends Paid in the Ordinary Course or dividends pursuant to a dividend reinvestment plan in force from time to time or by way of dividends to holders of Common Shares where such holders may elect to receive such dividends in the form of Common Shares (or securities convertible into or exchangeable for Common Shares) instead of by way of cash Dividends Paid in the Ordinary Course);

(b)

makes a distribution to holders of Common Shares payable in Common Shares (or securities convertible into or exchangeable for Common Shares) (other than Dividends Paid in the Ordinary Course);

(c)

subdivides its outstanding Common Shares into a greater number of Common Shares; or

(d)

consolidates its outstanding Common Shares into a smaller number of Common Shares,

(any of such events in sub-paragraphs (a), (b), (c) and (d) above being herein referred to as a “Common Share Reorganization”), then the Conversion Price will be adjusted, effective immediately after the effective date or record date for the occurrence of the Common Share Reorganization, as the case may be, at which the holders of Common Shares are determined for the purpose of the Common Share Reorganization, by multiplying the Conversion Price in effect immediately before that date by a fraction, the numerator of which is the number of Common Shares outstanding on such effective date or record date before giving effect to the Common Share Reorganization and the denominator of which is the number of Common Shares that are or would be outstanding immediately after such date after giving effect to the Common Share Reorganization (including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would have been outstanding had all such securities been exchanged for or converted into Common Shares on that date).

4.10

If and whenever, at any time after the date hereof and before the Time of Expiry, the Corporation fixes a record date for the issue of rights, options or warrants to all or substantially all of the holders of Common Shares under which such holders are entitled, during a period expiring not more than 45 days after the date of such issue (the “Rights Period”), to subscribe for or purchase:

(a)

Common Shares at a price per share to the holder; or

(b)

securities convertible into or exchangeable for Common Shares at a conversion or exchange price per share during the Rights Period to the holder,

of less than 95% of the Current Market Price for the Common Shares on such record date, other than rights to receive dividends, in lieu of receiving cash Dividends Paid in the Ordinary Course, in Common Shares, or securities convertible into or exchangeable for Common Shares having a fair market value, as determined by the Directors at the time such dividend is declared, based upon the Current Market Price of the Common Shares at such time, that is substantially equivalent to the amount of such cash dividend (any of such events herein referred to as a “Rights Offering”), then the Conversion Price will be adjusted, effective immediately after the end of the Rights Period, to a price determined by multiplying the Conversion Price in effect immediately before the end of the Rights Period by a fraction:

(c)

the numerator of which is the aggregate of:

(i)

the number of Common Shares outstanding as of the record date for the Rights Offering; and

(ii)

a number determined by dividing either:

(A)

the product of the number of Common Shares issued or subscribed for during the Rights Period upon the exercise of the rights, warrants or options under the Rights Offering and the price at which such Common Shares are offered;

or, as the case may be:

(B)

the product of the exchange or conversion price of such securities exchangeable for or convertible into Common Shares and the number of Common Shares for or into which the securities so offered pursuant to the Rights Offering could have been exchanged or converted during the Rights Period;

by

(C)

the Current Market Price of the Common Shares as of the record date for the Rights Offering; and

(d)

the denominator of which is the number of Common Shares outstanding, or the number of Common Shares which would be outstanding if all the exchangeable or convertible securities were exchanged for or converted into Common Shares during the Rights Period, after giving effect to the Rights Offering and including the number of

Common Shares actually issued or subscribed for during the Rights Period upon exercise of the rights, warrants or options under the Rights Offering.

4.11

A Holder who has exercised the right to convert Common Shares in accordance with this Article 4 during the period beginning immediately after the record date for a Rights Offering and ending on the last day of the Rights Period for the Rights Offering will, in addition to the Common Shares to which that Holder would otherwise be entitled upon such conversion, be entitled to that number of additional Common Shares equal to the result obtained when the difference, if any, between the Conversion Price in effect immediately before the end of such Rights Period and the Conversion Price, as adjusted for such Rights Offering pursuant to §4.10, is multiplied by the number of Common Shares received upon the conversion of the Debentures held by such Holder during such period, and the resulting product is divided by the Conversion Price as adjusted for such Rights Offering pursuant to §4.10, but the provisions of §4.27 will be applicable to any fractional interest in a Common Share to which such Holder might otherwise be entitled under the foregoing provisions of this subsection.

4.12

Such additional Common Shares will be deemed to have been issued to the Debentureholder immediately following the end of the Rights Period and a certificate for such additional Common Shares will be delivered to such Holder within 15 Business Days after the end of the Rights Period.

4.13

To the extent that any such rights, options or warrants are not so exercised on or before their expiry, the Conversion Price will be readjusted to the Conversion Price which would then be in effect based on the number of Common Shares (or the securities convertible into or exchangeable for Common Shares) actually delivered on the exercise of such rights, options or warrants.

4.14

If and whenever, at any time after the date hereof and before the Time of Expiry, the Corporation fixes a record date for the issue or the distribution to all or substantially all the holders of Common Shares of:

(a)

securities of the Corporation, including rights, options or warrants to acquire securities of the Corporation or any of its cash, property or assets and including evidences of indebtedness; or

(b)

any cash, property or other assets, including evidences of indebtedness, and if such issuance or distribution does not constitute a Dividend Paid in the Ordinary Course, a Common Share Reorganization or a Rights Offering,

(any of such non-excluded events herein referred to as a “Special Distribution”), the Conversion Price will be adjusted effective immediately after such record date to a price determined by multiplying the Conversion Price in effect on such record date by a fraction:

(c)

the numerator of which is:

(i)

the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date;

less:

(ii)

the fair market value, as determined by the Directors (whose determination will be conclusive), to the holders of Common Shares of such securities, cash, property or other assets so issued or distributed in the Special Distribution; and

(d)

the denominator of which is the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date.

4.15

To the extent that a Special Distribution is not so made or to the extent that any such rights, options or warrants so issued or distributed are not exercised before the expiry thereof, the Conversion Price will be immediately readjusted, with retroactive effect to the record date, to the Conversion Price which would then be in effect based upon such securities or property or other assets as actually distributed.

4.16

If and whenever, at any time after the date hereof and before the Maturity Date, there is:

(a)

a reclassification of the Common Shares at any time outstanding or a change or exchange of the Common Shares into or for other shares or into or for other securities or any other capital reorganization (other than a Common Share Reorganization);

(b)

a consolidation, amalgamation, merger, arrangement or other form of business combination of the Corporation with or into any other corporation or other entity (other than a consolidation, amalgamation, merger, arrangement or business combination which does not result in any reclassification of the outstanding Common Shares or a change or exchange of the Common Shares into or for other shares or into or for other securities); or

(c)

a transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or other entity in which the holders of Common Shares are entitled to receive shares, other securities or other property,

(any of such events herein referred to as a “Capital Reorganization”), a Holder who exercises the right to convert Debentures into Common Shares pursuant to Debentures then held after the effective date of the Capital Reorganization will be entitled to receive, and will accept for the same aggregate consideration, in lieu of the number of Common Shares to which the Holder was previously entitled upon such conversion, the aggregate number of shares, other securities or other property (including cash) which the Holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of Common Shares to which such Holder was previously entitled upon conversion.

4.17

The Corporation will take all steps necessary to ensure that, on a Capital Reorganization, Holders will receive the aggregate number of shares, other securities or other property to which they are entitled as a result of the Capital Reorganization.

4.18

Appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Article 4 with respect to the rights and interests thereafter of Holders of Debentures, such that the provisions set forth in this Article 4 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property thereafter deliverable upon the conversion of a Debenture.

4.19

Any such adjustment, subject to any approval required to be obtained from any stock exchange on which the Common Shares are listed, will be made by and set forth in an indenture supplemental hereto approved by the Directors and by the Trustee and entered into pursuant to the provisions of Article 13 and will for all purposes be conclusively deemed to be an appropriate adjustment.

4.20

If the purchase price provided for in any rights, options or warrants (the “Rights Offering Price”) referred to in §4.10 or §4.14 is decreased, the Conversion Price will forthwith be changed so as to decrease the Conversion Price to the Conversion Price that would have obtained if the adjustment to the Conversion Price made under §4.10 or §4.14, as the case may be, with respect to such rights, options or warrants had been made on the basis of the Rights Offering Price as so decreased, except that the terms of this §4.20 will not apply to any decrease in a Rights Offering Price resulting from terms in any such rights, options or warrants designed to prevent dilution except to the extent that the resulting decrease in the Conversion Price under this §4.20 would be greater than the decrease, if any, in the Conversion Price to be made under the terms of this §4.20 by virtue of the occurrence of the event giving rise to such decrease in the Rights Offering Price.

4.21

In any case in which §4.9 to §4.20 require that an adjustment becomes effective on or immediately after a record date for or effective date of an event referred to herein, the Corporation may defer, until the occurrence of such event, issuing to the Holder of a Debenture converted after such record date or effective date and before the occurrence of the event the additional Common Shares issuable upon such conversion or the additional securities or property to which the Holder is entitled by reason of the adjustment required by the event, but the Corporation will deliver to the Holder an appropriate instrument evidencing the Holder’s right to receive such additional Common Shares, securities or property upon the occurrence of the event and the right to receive any distributions made on such additional Common Shares, securities or property on and after the Date of Conversion or such later date on which the Holder would, but for the provisions of this §4.21, have become the holder of record of such additional Common Shares, securities or property pursuant to §4.4.

Rules Regarding Calculation of Adjustment of Conversion Price

4.22

For the purposes of §4.9 to §4.21:

(a)

the adjustments provided for in §4.9 to §4.21 are cumulative and will be computed to the nearest one-tenth of one cent and will be made successively (without duplication) whenever an event referred to therein occurs, subject to the following provisions of this §4.21;

(b)

no adjustment in the Conversion Price will be required unless such adjustment would result in a cumulative change of at least 1% in the prevailing Conversion Price, but any adjustment which, except for the provisions of this §4.22(b) would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustment;

(c)

no adjustment in the Conversion Price will be required upon the issue of Common Shares pursuant to the Employee Participation Share Plan of the Company or upon the exercise from time to time of options under any stock option plan adopted by the Corporation from time to time; and

(d)

no adjustment in the Conversion Price will be made in respect of an event described in §4.9 to §4.21, other than the events referred to in §4.9(c) and §4.9(d), if Debentureholders are, subject to the prior consent of each stock exchange on which the Common Shares are listed, entitled to participate in that event on the same terms, mutatis mutandis, as if they had converted their Debentures before or on the effective date or record date of the event.

4.23

If at any time a dispute arises with respect to adjustments provided for in §4.9 to §4.21, such dispute will be conclusively determined by the Corporation’s auditors, or if they are unable or unwilling to act, by such other firm of independent chartered accountants as is selected by the Directors and approved by the Trustee and any such determination will be binding upon the Corporation, the Trustee, the Debentureholders and shareholders of the Corporation.

4.24

If any such determination is made, the Corporation will deliver a Certificate of the Corporation to the Trustee describing such determination.

4.25

If the Corporation sets a record date to determine the holders of Common Shares for the purpose of entitling them to receive a dividend or distribution or sets a record date to take some other action and thereafter and before the distribution of the dividend or distribution or the taking of the other action, legally abandons its plan to pay or deliver the dividend or distribution or take the other action, then no adjustment in the Conversion Price will be made.

4.26

In the absence of a resolution of the Directors fixing a record date for a Special Distribution or Rights Offering, the Corporation will be deemed to have fixed as the record date therefor the date on which the Special Distribution or Rights Offering is effected.

No Requirement to Issue Fractional Shares

4.27

The Corporation will not be required to issue fractional Common Share upon the conversion of Debentures.

4.28

If more than one Debenture is surrendered for conversion at one time by the same Holder, the number of whole Common Shares issuable upon conversion thereof will be computed on the basis of the aggregate principal amount of the Debentures to be converted.

4.29

If any fractional interest in a Common Share would, except for the provisions of §4.27, be deliverable upon the conversion of any principal amount of Debentures, the

Corporation will, in lieu of delivering any certificate of such fractional interest, satisfy such fractional interest by paying to the Holder of the Debentures an amount in lawful money of Canada equal (computed to the nearest cent) to the appropriate fraction of the Conversion Price then in effect.

Corporation to Reserve Shares

4.30

The Corporation will at all times reserve and keep available out of its authorized but unissued Common Shares solely for the purpose of issue upon conversion of Debentures as provided herein, and conditionally allot to Holders who may exercise their conversion rights hereunder, such number of Common Shares as would then be issuable upon the conversion of all outstanding Debentures and will ensure that all such Common Shares are listed for trading upon their issuance on each stock exchange on which the Common Shares are then listed for trading.

4.31

All Common Shares which are so issuable will be duly and validly issued as fully paid and non-assessable.

Taxes and Charges on Conversion

4.32

The Corporation will from time to time promptly pay or make provision satisfactory to the Trustee for the payment of all taxes and charges which may be imposed by the laws of Canada or any province thereof (except income tax or security transfer tax, if any) with respect to the issuance or delivery of Common Shares to Holders upon the exercise of their rights of conversion pursuant to the terms of the Debentures and of this Indenture.

Cancellation of Converted Debentures

4.33

All Debentures converted will be forthwith delivered to and cancelled by the Trustee and no Debenture will be issued in substitution therefor.  If a Debentureholder elects to convert less than all of the Debentures represented by a Debenture Certificate, the Holder shall be entitled to receive, and the Trustee shall issue. a new Debenture Certificate in respect of the Debentures not converted.

Certificate as to Adjustment

4.34

The Corporation will from time to time, immediately after the occurrence of an event which requires an adjustment or readjustment as provided in §4.9 to §4.21, deliver a Certificate of the Corporation to the Trustee specifying the nature of the event and the amount of the adjustment or readjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which the calculation is based.

4.35

Such Certificate of the Corporation and the amount of the adjustment specified therein will, subject to the provisions of §4.14, §4.21 and §4.23, be conclusive and binding on all interested parties.

4.36

Except in respect of a subdivision, revision, reduction, combination or consolidation of the Common Shares, the Corporation will forthwith give notice to the Debentureholders specifying the event requiring such adjustment or readjustment and the amount thereof, including the resulting Conversion Price, except that if the Corporation has given notice under §4.38, covering all the relevant facts in respect of the event, no notice need be given under this §4.36.

Notice of Special Matters

4.37

So long as any Debenture remains outstanding, the Corporation will, whenever practicable, give notice to the Trustee and to the Debentureholders of its intention to fix a record date for any event referred to in §4.9, §4.10 or §4.14 (other than a subdivision, redivision, reduction, combination or consolidation of Common Shares) or for a cash dividend (other than a Dividend Paid in the Ordinary Course) which may give rise to an adjustment in the Conversion Price, and such notice will specify the particulars of such event and the record date and the effective date for the event, but the Corporation will be required to specify in such notice only such particulars of the event as have been fixed and determined on the date on which the notice is given.

4.38

Such notice will be given not less than 14 days before the applicable record date.

Notice of Expiry of Conversion Right

4.39

So long as any Debenture remains outstanding, the Corporation will give notice to the Trustee and the Debentureholders in the manner provided in Article 11, not less than 21 days before the Time of Expiry, of the expiry of the right of the Holders to convert their Debentures.

Protection of Trustee

4.40

Subject to §12.6, §12.12 and §12.13, the Trustee:

(a)

will not at any time be under any duty or responsibility to any Debentureholder to determine whether any fact exists which may require any adjustment in the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making it;

(b)

will not be accountable with respect to the validity or value (or the kind or amount) of any Common Shares or of any shares or other securities or other property which are at any time issued or delivered upon the conversion of any Debenture; and

(c)

will not be responsible for any failure of the Corporation to make any cash payment, or to issue, transfer or deliver Common Shares or share certificates upon the surrender of any Debenture for the purpose of conversion, or to comply with any of the covenants contained in this Article 4.

ARTICLE 5

SECURITY

Security

5.1

As security for the due payment of the principal and interest (including without duplication, interest on amounts overdue) due under the Debentures and the observance and performance of the covenants and obligations of the Corporation contained in this Indenture, the Corporation hereby:

(a)

grants, conveys, transfers, assigns, mortgages, pledges, charges and creates to and in favour of the Trustee, for the equal and rateable benefit of the Debentureholders, as and by way of a fixed and specific mortgage, pledge and charge to and security interest in favour of the Trustee, for the equal and rateable benefit of the Debentureholders, in and to:

(i)

 all of the Corporation’s present and after-acquired right, title and interest in and to the Charged Personal Property; and

(ii)

all the Corporation’s right, title and interest in and to all its presently owned or held real, immovable and leasehold property and all interests therein, and all easements, rights-of-way, privileges, benefits, licences, improvements and rights whether connected therewith or appurtenant thereto or separately owned or held, including all structures, plant and other fixtures (all which is hereafter collectively called the “Charged Real Property”).

(b)

grants, conveys, mortgages, charges, pledges and assigns as and by way of a floating charge to and in favour of the Trustee, for the equal and rateable benefit of the Debentureholders, in and to:

(i)

all of the Corporation’s present and after-acquired right, title and interest in and to the Charged Real Property; and

(ii)

all assets and undertakings of the Corporation, of whatsoever nature or kind and wheresoever situate, and all proceeds thereof and therefrom, other than such of its assets and undertakings as are otherwise validly and effectively subject to the charges and security interests in favour of the Trustee created pursuant to this §5.1, except such property and assets as are validly and effectively subject to any fixed and specific mortgage and charge or assignment, transfer or security interest created hereby.

5.2

The grants, mortgages, charges and security interests, fixed and floating charges herein created are collectively referred to in this Agreement as the “security interest”.

5.3

Until the grants, mortgages, charges and security interests granted hereby shall become enforceable and the Trustee has become bound to enforce the same pursuant to the provisions of this Indenture, the Corporation shall be suffered and permitted to possess, operate and enjoy the Charged Property subject to the express terms hereof.

5.4

Prior to an Event of Default (as hereinafter defined) the Corporation may sell, exchange, lease, release or abandon or otherwise dispose of, or enter into any sale and lease back transaction involving any legal or beneficial right, title or interest in and to any of the Charged Property, other than the Charged Real Property or the Table Mountain Claims, which are sold, exchanged, leased, released or disposed of in the ordinary course of business.

5.5

After an Event of Default hereunder, the Charged Property will be held by the Corporation unto, and to the use and purpose of, and with the powers and authority of, the Trustee, as trustee for the Debentureholders, upon and subject to the terms and conditions herein.

Exceptions.

5.6

The last day of any term reserved by any lease, verbal or written, or any agreement therefor, now held or hereafter acquired by the Corporation is hereby excepted out of the security interests created hereby.  The Corporation shall assign and dispose of such last day of any term reserved by any such lease in such manner as the Trustee may from time to time direct in writing.  Upon any sale, assignment, sublease or other disposition of such lease or agreement to lease, the Trustee shall, for the purpose of vesting the aforesaid residue of any such term in any purchaser, assignee, sublessee or such other acquirer of the lease, agreement to lease or any interest therein, be entitled by deed or other written instrument to assign to such other person, the aforesaid residue of any such term in place of the Corporation and to vest the same freed and discharged from any obligation whatsoever respecting the same.

5.7

The security interests hereby created shall not extend to any consumer goods of the Corporation.

Debentures Equally Secured

5.8

Except as otherwise expressly provided herein or permitted hereby, all the Debentures shall rank parri passu and shall be secured hereby equally and rateably whatever may be the series, date or terms of issue.

Attachment

5.9

The Corporation represents and warrants that value has been given, that the Corporation has rights in the Charged Property (except after-acquired property) and that the parties have not agreed to postpone the time for attachment of the security interests hereby created, and, accordingly, the security interests hereby created will attach forthwith on execution and delivery of this Indenture, except that with respect to after-acquired property, such security interests will attach forthwith on the acquisition of rights in such property by the Corporation.

Floating Charge

5.10

The floating charge created by §5.1(b) will become a fixed charge on the assets, effects, property and undertaking of the Corporation charged thereby upon the earlier of (a) the

Principal Sum and all other amounts payable hereunder becoming due and payable in accordance with §7.5 and the Trustee giving written notice to the Corporation that such floating charge has become a fixed charge on the assets, effects, property and undertaking of the Corporation charged thereby, and (b) the occurrence of any other event which by operation of law would result in such floating charge becoming a fixed charge on the assets, effects, property and undertaking of the Corporation charged thereby.

Trustee May Pay or Perform

5.11

If the Corporation fails to perform any of its covenants, agreements or conditions herein contained, the Trustee in its discretion may, but will not be obligated to perform it and if any such covenant, agreement or condition requires the payment or expenditure of money, the Trustee may make such payment or expenditure, and all costs, charges and expenses thereby incurred and all sums so paid or expended will bear interest at the rate provided for in the Debentures, and will be at once payable by the Corporation to the Trustee and will be secured hereby and have the benefit of the security interests hereby created, it being further understood and agreed that no such performance or payment will be deemed to relieve the Corporation from any default hereunder.

Trustee May Compromise or Release

5.12

If applicable, the Trustee may compound, compromise, or release any one or more guarantors, covenantors or sureties of the moneys hereby secured, or any part of the Charged Property without releasing any other guarantor, covenantor, or surety, and without any liability to account to any guarantor, covenantor or surety and without prejudice to the security interests herein.

Rights Cumulative

5.13

All rights and remedies of the Trustee prescribed in this Indenture will be cumulative and no remedy herein conferred or reserved is intended to be exclusive but will be in addition to every other remedy given hereunder or under any other instrument now or hereafter existing at law or in equity or by statute.

5.14

The Trustee may realize upon all or part of the Charged Property in any order it wishes and any realization by any means upon the Charged Property will not bar realization upon any other Charged Property.

Security Continuing

5.15

Until all issued Debentures have been discharged and cancelled in accordance with the provisions hereof, the security interests hereby created will be and remain valid and will cover and secure the payment of all indebtedness of the Corporation under the Debentures notwithstanding temporary payment of all or any portions of the moneys hereby secured.

No Merger

5.16

Neither the taking of any judgment nor the exercise of any power of seizure or sale will operate to extinguish the respective obligations of the Corporation to pay the principal and interest under the Debentures and nor will operate as a merger of any covenant in this Indenture or the Debentures, and the acceptance of any payment or alternate security will not constitute or create a novation, and the taking of a judgment under a covenant herein contained will not operate as a merger of those covenants or affect the Debentureholders’ right to interest under the Debentures.

ARTICLE 6

COVENANTS OF THE CORPORATION

General Covenants

6.1

The Corporation covenants with the Trustee for the benefit of the Trustee and the Debentureholders that:

(a)

the Corporation will well, duly and punctually pay or cause to be paid to every Holder of every Debenture issued hereunder the principal thereof and interest accrued thereon (after as well as before each of maturity, default and judgment) at the dates and places, in the currencies, and in the manner mentioned herein and in such Debentures;

(b)

the forwarding of such payment will satisfy and discharge all liability for interest on the Debenture to the extent of the sum represented thereby unless such cheque is not paid at par on presentation at any one of the places where such interest is, by the terms of the Debenture, made payable;

(c)

if a cheque for interest is not received by the person to whom it is so sent as aforesaid, the Corporation or the Trustee, as applicable, on proof of such non-receipt and upon being given satisfactory indemnity will issue to such person a replacement cheque for a like amount;

(d)

the Corporation will at all times maintain its corporate existence, will remain in good standing in all jurisdictions where it carries on business and will itself or through subsidiaries thereof carry on and conduct its business in a proper, efficient and businesslike manner and in accordance with good business practice;

(e)

the Corporation will keep or cause to be kept proper books of account and will concurrently with the mailing to its shareholders, file with the Trustee copies of all annual and interim reports, directors’ reports to the shareholders, profit and loss accounts, balance sheets, reports of auditors together with any other financial reports and communications, by the Corporation to its shareholders which the Trustee will send to the Debentureholders;

(f)

the Corporation will well and truly perform and carry out all the acts or things to be done by the Corporation as provided in this Indenture, and annually the Corporation will provide the Trustee with its annual financial statements, which statements will be accompanied by a Certificate of the Corporation that it is complying with all the terms, conditions, covenants and obligations of this Indenture and that no event has occurred or failed to occur which, with the passage of time or the giving of notice, or both, would constitute an event of default hereunder;

(g)

the Corporation will not create, assume or suffer to exist any mortgage, pledge or charge on the Charged Property to secure any indebtedness which ranks or purports to rank in priority to or pari passu with the security interests created by this Indenture, except that nothing in this §6.1 will apply to or prevent the Corporation from granting, issuing, assuming or suffering to exist, those statutory and other liens and encumbrances listed in Schedule C to this Indenture;

(h)

the Corporation will not guarantee any indebtedness other than the indebtedness of the Corporation;

(i)

the Corporation will observe and perform all its obligations, covenants, terms and conditions under any note, contract, agreement or instrument to which it is a party and otherwise not be in default of any of the terms and conditions thereof;

(j)

the Corporation will fully and effectually register this Indenture in all jurisdictions and places where registration is required and otherwise maintain and keep maintained the security interests hereby created; and

(k)

the Corporation will forthwith and from time to time execute all documents and do all deeds and things which, in the opinion of the Trustee, are necessary or advisable to give to the Trustee

(i)

the power of sale or such other powers over the Charged Property as are expressed to be conferred by this Indenture, and

(ii)

a specific charge or charges upon any Charged Property, now owned or acquired by the Corporation after the date of this Indenture.

Trustee’s Remuneration and Expenses

6.2

The Corporation will pay to the Trustee, on demand by the Trustee, reasonable remuneration for the Trustee’s services as Trustee and will pay all costs, charges and expenses (including reasonable fees and disbursements of its counsel and all other advisors not regularly in its employ) properly incurred by the Trustee in connection herewith, and (in addition to any right of indemnity given to the Trustee by law) will at all times keep indemnified the Trustee against all liabilities, losses, damages, actions, proceedings, costs, claims, expenses and demands in respect of any matter or thing done or omitted by the Trustee (other than through negligence of the Trustee) in any way relating to this Indenture.

6.3

Any amount due under §6.2 and unpaid 30 days after demand therefor will bear interest from the expiration of such 30 day period at a rate per year designated from time to time by the Trustee.

6.4

After default all amounts so payable and the interest thereon will be payable out of any funds coming into possession of the Trustee in priority to any payment of the principal of and interest on the Debentures.

Covenants Relating to Security

6.5

The Corporation covenants with the Trustee that:

(a)

the Corporation will, upon acquisition of any Charged Property, lawfully own and be lawfully possessed and seized of the Charged Property and have good title thereto, free from all liens, charges and encumbrances, and will have good right and lawful authority to grant, mortgage, pledge, charge, assign and convey the Charged Property according to the true meaning and intent of this Indenture, and will defend the title to the Charged Property for the benefit of the Trustee against the claims and demands of all persons;

(b)

the Corporation is not subject to any litigation before any court, administrative board or other tribunal which, if decided against the Corporation, would materially adversely affect its business or financial status, and no unsatisfied claim has been made against the Corporation which is not reflected in the financial statements of the Corporation;

(c)

the Corporation is not a party to or bound by any contract or agreement which will materially adversely affect the business, properties, operations or financial condition of the Corporation;

(d)

upon acquisition thereof by the Corporation, there will be no claims against the Charged Property which may rank in priority to, or pari passu with, the rights of the Trustee hereunder, other than those which may arise pursuant to liens or encumbrances listed under Schedule C;

(e)

there are no outstanding agreements or other restrictions relating or attached to any Charged Property which restrict exercise by the Trustee of the powers set out in Article 7;

(f)

the Corporation will duly pay all taxes, rates or other impositions, imposed by any lawful authority on the Charged Property or on the Trustee in respect of the Charged Property, except where the validity of any tax, rate, or other imposition is being contested by the Corporation in good faith and the Corporation has satisfied the Trustee that the contestation will not involve forfeiture of all or any part of the Charged Property; and

(g)

the Corporation will duly pay all wages, claims for wages, and other similar obligations which could create a lien or other charge on any Charged Property ranking in priority to or pari passu with the mortgages and charges created by this Indenture except where the validity of any such claim or obligation is being contested by the Corporation in good faith and the Corporation has satisfied the Trustee that the contestation will not involve forfeiture of all or any part of the Charged Property.

ARTICLE 7

DEFAULT AND ENFORCEMENT

Events of Default

7.1

Each of the following events is hereinafter sometimes referred to as an “Event of Default”:

(a)

if the Corporation makes default in payment of the principal of any Debenture when becoming due under any provision hereof or of the Debenture;

(b)

if the Corporation makes default in payment of any interest due on any Debenture and such default continues for a period of 30 days;

(c)

if a decree or order of a court having jurisdiction in the premises is entered adjudging the Corporation a bankrupt or insolvent under the Bankruptcy and Insolvency Act (Canada) or any other bankruptcy, insolvency or analogous laws, or issuing sequestration or process of execution against, or against any substantial part of, the property of the Corporation, or appointing a receiver of the Corporation or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, unless the Corporation actively and diligently contests in good faith such decree or order and has such decree or order stayed on or before the 60th day after the decree or order is issued by the court;

(d)

if an order is made or a resolution is passed for the winding-up or liquidation of the Corporation except in the course of carrying out or pursuant to a transaction in respect of which the conditions of §9.1 are duly observed and performed;

(e)

if the Corporation institutes proceedings to be adjudicated a bankrupt or insolvent, or consents to the institution of bankruptcy or insolvency proceedings against it under the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada) or any other bankruptcy, insolvency or analogous laws, or consents to the filing of any petition therefor or to the appointment of a receiver of the Corporation or any substantial part of its property, or makes a general assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due or takes corporate action in furtherance of any of the aforesaid purposes;

(f)

if an encumbrancer takes possession of all or substantially all of the property of the Corporation and such taking of possession continues for a period of 30 days;

(g)

if any process of execution is levied or enforced upon or against all or substantially all of the property of the Corporation and remains unsatisfied for such period as would permit any such property to be sold thereunder, unless the Corporation actively and diligently contests in good faith such process, and, if the Trustee so requires, gives security which, in the discretion of the Trustee, is sufficient to pay in full the amount thereby claimed in case the claim is held to be valid;

(h)

if:

(i)

the Corporation makes default in observing or performing any other covenant or condition of this Indenture on its part to be observed or performed:

(ii)

 the Trustee gives to the Corporation notice in writing specifying the default and requiring the Corporation to rectify it: and

(iii)

the default continues after such notice is given by the Trustee:

(A)

for more than 30 days; or

(B)

if the Trustee (having regard to the subject matter of the default) agrees to a longer period, for more than such longer period.

Notice of Events of Default

7.2

If an Event of Default occurs and is continuing the Trustee will, within 30 days after it becomes aware of the occurrence of the Event of Default, give notice thereof to the Debentureholders (and deliver a copy thereof to the Agent), except that the Trustee will not be required to give such notice if the Trustee in good faith decides that the withholding of such notice is in the best interests of the Debentureholders and so advises the Corporation and the Agent in writing.

7.3

If an Event of Default occurs and is continuing the Trustee will, promptly after it becomes aware of the occurrence of the Event of Default, give notice thereof to the Agent.

7.4

Where notice of the occurrence of an Event of Default is given and the Event of Default is thereafter cured, the Trustee will, within 15 days after becoming aware that the Event of Default has been cured, give notice to the Debentureholders that the Event of Default is no longer continuing and will promptly deliver a copy of any such notice to the Agent.

Acceleration on Default

7.5

If an Event of Default occurs and is continuing, the Trustee may in its discretion, and will upon receipt, of a Debentureholders’ Request, subject to §7.8, by notice in writing to the Corporation declare the principal of and interest on the Debentures then outstanding and any other moneys payable hereunder to be due and payable and such principal amount and other moneys will forthwith become immediately due and payable to the Trustee, notwithstanding anything contained therein or herein to the contrary, and the Corporation will pay forthwith to the Trustee for the benefit of the Debentureholders the principal of and accrued and unpaid (including interest on amounts in default) on such Debentures and all other moneys payable hereunder, together with subsequent interest thereon at the rate borne by the Debentures from the date of such declaration until payment is received by the Trustee.

7.6

Such payment when made will be deemed to have been made in discharge of the Corporation’s obligations hereunder and any moneys so received by the Trustee will be applied as provided in §7.14.

7.7

The Trustee will promptly deliver a copy of any such notice to the Agent.

Waiver of Default

7.8

If an Event of Default occurs,

(a)

the Holders of not less than 50% of the principal amount of the Debentures then outstanding will have the power (in addition to the powers exercisable by Extraordinary Resolution as hereinafter provided) by instrument signed by such Holders to instruct the Trustee to waive the Event of Default and/or to cancel any declaration made by the Trustee pursuant to §7.5 and the Trustee will thereupon waive the Event of Default and/or cancel such declaration upon such terms and conditions as such Debentureholders prescribe, and

(b)

the Trustee, so long as it has not become bound to institute any proceedings hereunder, will have the power to waive the Event of Default hereunder, if, in the Trustee’s opinion, the Event of Default has been cured or adequate satisfaction made therefor, and in such event to cancel any such declaration made by the Trustee in the exercise of its discretion, upon such terms and conditions as the Trustee considers advisable, but no delay or omission of the Trustee or of the Debentureholders to exercise any right or power accruing upon an Event of Default will impair any such right or power or be construed to be a waiver of the Event of Default or acquiescence therein, and no act or omission either of the Trustee or of the Debentureholders will extend to or be taken in any manner whatsoever to affect any subsequent Event of Default hereunder or the rights resulting therefrom.

Enforcement by the Trustee

7.9

If an Event of Default occurs, but subject to §7.8 and to the provisions of any Extraordinary Resolution that may be passed by the Debentureholders hereinafter provided:

(a)

the Trustee may in its discretion proceed to enforce the rights of the Trustee and of the Debentureholders by any action, suit, remedy or proceeding authorized or permitted by this Indenture or by law or equity, and may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Debentureholders filed in any bankruptcy, insolvency, winding-up or other judicial proceedings relating to the Corporation;

(b)

no such remedy for the enforcement of the rights of the Trustee or the Debentureholders will be exclusive of or dependent on any other such remedy but any one or more of such remedies may from time to time be exercised independently or in combination;

(c)

all rights of action hereunder may be enforced by the Trustee without the possession of any of the Debentures or the production thereof at the trial or other proceedings relating thereto; and

(d)

upon receipt of a Debentureholders’ Request and upon receiving sufficient funds and being indemnified to its satisfaction as provided in §12.7, the Trustee will exercise or take such one or more of such remedies as the Debentureholders’s Request may direct, except that if a Debentureholders’ Request directs the Trustee to take proceedings out of court the Trustee may in its discretion take judicial proceedings in lieu thereof.

Debentureholders May Not Sue

7.10

No Holder of any Debenture will have the right to institute any action, suit or proceeding or to exercise any other remedy authorized or permitted by this Indenture or by law or by equity for the purpose of enforcing payment of principal or interest owing on any Debenture or for the execution of any trust or power hereunder, unless:

(a)

the Debentureholders, by Extraordinary Resolution, have made a request to the Trustee to take action hereunder or the Debentureholders’ Request referred to in §7.9(d) has been delivered to the Trustee, and the Trustee has been offered a reasonable opportunity either itself to proceed to exercise the powers granted or to institute an action, suit or proceeding in its name for such purpose;

(b)

the Debentureholders or any of them have furnished to the Trustee, when requested by the Trustee, sufficient funds and an indemnity in accordance with §12.7; and

(c)

the Trustee has failed to act within a reasonable time thereafter.

7.11

In the event described in §7.10 any Debentureholder, acting on behalf of such Debentureholder and all other Debentureholders, will be entitled to take proceedings in any court of competent jurisdiction such as the Trustee might have taken under §7.9.

7.12

No one or more Debentureholders will have any right in any manner whatsoever to enforce any right hereunder or under any Debenture except subject to the conditions and in the manner herein provided, and all powers and trusts hereunder will be exercised and all proceedings at law will be instituted, had and maintained by the Trustee, except only as herein provided, and in any event for the equal benefit of all Holders of outstanding Debentures.Application of Moneys

7.13

Except as otherwise provided herein, any moneys arising from any enforcement hereof, whether by the Trustee or a Debentureholder, will be held by the Trustee and applied by it, together with any moneys then or thereafter in the hands of the Trustee available for the purpose, as follows:

(a)

first, in payment or reimbursement to the Trustee of the remuneration, expenses, disbursements and advances of the Trustee earned, incurred or made in the administration or execution of the trusts hereunder or otherwise in relation to this Indenture, with interest thereon as herein provided;

(b)

second, either

(i)

in or towards payment of the principal of all of the Debentures then outstanding and thereafter in or towards payment of the accrued and unpaid interest and interest on overdue interest on such Debentures, or

(ii)

if the Debentureholders, by instrument signed by the Holders of more than 50% of the principal amount of the Debentures then outstanding or by Extraordinary Resolution, have directed payments to be made in accordance with any other order of priority, or without priority as between principal and interest, then in accordance with such direction); and

(c)

third, the surplus (if any) of such moneys will be paid to the Corporation or as it directs;

except that payment will be made in respect of the principal or interest on any Debenture held by or for the benefit of the Corporation (other than a Debenture pledged for value and in good faith to a Person other than the Corporation, but only to the extent of such Person’s interest therein) except subject to the prior payment in full of the principal of and interest on all Debentures which are not so held.

Distribution of Moneys

7.14

Payments to Debentureholders pursuant to §7.13(b) will be made as follows:

(a)

at least 10 days’ notice of every such payment will be given in the manner provided in Article 11 specifying the date and time when and the place or places where such payments are to be made and the amount of the payment and the application thereof as between principal and interest;

(b)

payment on a Debenture will be made upon presentation thereof at any one of the places specified in such notice and any Debenture thereby paid in full will be surrendered, otherwise a notation of such payment will be endorsed thereon, but the Trustee may in its discretion dispense with presentation and surrender or endorsement in any special case upon receipt by it of such indemnity as it considers sufficient;

(c)

from and after the date of payment specified in the notice, interest will accrue only on the amount owing on each Debenture after giving credit for the amount of the payment specified in such notice unless the Debenture in respect of which such amount is owing is duly presented on or after the date so specified and payment of such amount is not made; and

(d)

the Trustee will not be required to make any partial or interim payment to Debentureholders unless the moneys in its hands, after reserving therefrom such amount as the Trustee considers necessary to provide for the payments mentioned in §7.13(a), exceed 5% of the aggregate principal amount of the outstanding Debentures, but it may retain the moneys so received by it and deal with them as provided in §12.17 until the moneys or investments representing it, with the income derived therefrom, together with any other moneys for the time being under its control is sufficient for such purpose or until the Trustee determines to apply such moneys, investments or income in the manner hereinbefore set forth.

Persons Dealing with Trustee

7.15

No Person dealing with the Trustee or any of its agents will be concerned to enquire whether an Event of Default has occurred, or whether the powers which the Trustee is purporting to exercise have become exercisable, or whether any moneys remain due under this Indenture or on the Debentures, or to see to the application of any moneys paid to the Trustee, and in the absence of fraud on the part of such Person, such dealing will be deemed to be within the powers hereby conferred and to be valid and effective accordingly.

Trustee Appointed Attorney

7.16

The Corporation irrevocably appoints the Trustee to be the attorney of the Corporation in the name and on behalf of the Corporation to execute any instruments and do any things which the Corporation ought to execute and do, and has not executed or done, under the covenants and provisions contained in this Indenture, and generally to use the name of the Corporation in the exercise of all or any of the powers hereby conferred on the Trustee with full powers of substitution and revocation.

Remedies Cumulative

7.17

No remedy herein conferred upon or reserved to the Trustee or the Debentureholders is intended to be exclusive of any other remedy, but each and every such remedy will be cumulative and will be in addition to every other remedy given hereunder or now or hereafter existing by law or by statute.

Immunity of Shareholders, Directors and Others

7.18

The Debentureholders and the Trustee waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, director or officer of the Corporation or of any Successor Corporation for the payment of the principal of or interest on any of the Debentures or on any covenant, agreement, representation or warranty by the Corporation contained herein or in the Debentures.

Judgment Against the Corporation

7.19

In the case of any judicial or other proceedings to obtain judgment for the principal of or interest on any Debentures, judgment may be rendered against the Corporation in favour of the Debentureholders or in favour of the Trustee, as Trustee for the Debentureholders, for any amount which may remain due in respect of the Debentures.

ARTICLE 8

SATISFACTION AND DISCHARGE

Cancellation

8.1

All matured Debentures will forthwith after payment thereof be delivered to the Trustee and cancelled by it.

8.2

If required by the Corporation, the Trustee will furnish to the Corporation a certificate setting out the designating numbers and denominations of the Debentures so cancelled.

Non-Presentation of Debentures

8.3

Subject to §2.36, if the Holder of a Debenture fails to present it for payment on the Maturity Date or does not accept payment on account thereof and give such receipt therefor (if any) as the Trustee requires:

(a)

the Corporation will be entitled to pay to the Trustee and direct it to set aside; or

(b)

in respect of moneys in the hands of the Trustee which may or should be applied to the payment of the Debentures, the Corporation will be entitled to direct the Trustee to set aside,

the principal moneys and/or the interest, as the case may be, in trust to be paid to the Holder of the Debenture upon due presentation and surrender thereof in accordance with the provisions of this Indenture, and thereupon the principal moneys and/or the interest payable on or represented by the Debenture will be deemed to have been paid and thereafter the Debentures will not be considered as outstanding hereunder and the Holder thereof will thereafter have no right in respect thereof except that of receiving payment of the moneys so set aside by the Trustee (without interest thereon) upon due presentation and surrender thereof, subject always to the provisions of §8.5.

8.4

Any moneys set aside as provided in §8.3 may, and, if remaining unclaimed for 60 days will, be invested by the Trustee in accordance with §12.17.

Repayment of Unclaimed Moneys

8.5

Any moneys set aside in respect of a Debenture under §8.3 and not claimed by and paid to the Holder as provided in §8.3 within six years after the date of such setting aside will be repaid to the Corporation by the Trustee on demand and thereupon the Trustee will be released from all further liability with respect to such moneys and thereafter the Holder will have no right in respect thereof except to obtain payment of the moneys due thereon from the Corporation.

Discharge

8.6

Upon:

(a)

proof being given to the reasonable satisfaction of the Trustee that all the Debentures and interest thereon and other moneys due hereunder have been paid off or satisfied or that all the Debentures have been converted or that, all the outstanding Debentures have matured;

(b)

the making of due and effectual provision for the payment of the Debentures by payment to the Trustee or otherwise; and

(c)

payment of all costs, charges and expenses properly incurred by the Trustee in relation to these presents and all interest thereon and the remuneration of the Trustee, or the making of provision satisfactory to the Trustee therefor, the Trustee will, at the request and at the expense of the Corporation execute and deliver to the Corporation such deeds or other instruments, as are advised by counsel are necessary, to evidence the satisfaction and discharge of the Debentures, to release the Corporation from its covenants herein contained except those relating to the indemnification and remuneration of the Trustee and to reconvey to the Corporation the Charged Property.

ARTICLE 9

SUCCESSOR CORPORATION

Conditions Precedent to Reorganization

9.1

The Corporation will not enter into any transaction, whether by way of amalgamation, merger, reconstruction, reorganization, consolidation, transfer, sale, lease or otherwise, whereby all or substantially all of its undertaking, property and assets would become the property of any other Person or, in the case of any such amalgamation, of the continuing corporation resulting therefrom, but may do so if:

(a)

the other Person or company (the “Successor Corporation”) performs such acts and executes, before or contemporaneously with the completion of such transaction, such indenture supplemental hereto and other instruments (if any) as in the opinion of Counsel are necessary or advisable to evidence the assumption by the Successor Corporation of the liability for the due and punctual payment of all the Debentures and the interest thereon and all other moneys payable hereunder and the covenant of such Successor Corporation to make such payments and its agreement to observe and perform all the covenants and obligations of the Corporation under this Indenture;

(b)

the Debentures will be valid and binding obligations of the Successor Corporation entitling the Holders, as against the Successor Corporation, to all of the rights they have under this Indenture; and

(c)

no condition or event exists in respect of the Corporation or the Successor Corporation, either at the time of such transaction or immediately thereafter after giving full effect thereto, which constitutes or would, after the giving of notice or the lapse of time or both, constitute an Event of Default hereunder.

Vesting of Powers in Successor

9.2

Whenever the conditions of §9.1 have been duly observed and performed, the Successor Corporation will possess and from time to time may exercise each and every right and power of the Corporation under this Indenture in the name of the Corporation or otherwise and any act or proceeding by any provision of this Indenture required to be done or performed by any Directors or officers of the Corporation may be done and performed with like force and effect by the like directors or officers of the Successor Corporation.

ARTICLE 10

MEETINGS OF DEBENTUREHOLDERS

Right to Convene Meetings

10.1

The Trustee or the Corporation may at any time and from time to time and the Trustee will, upon receipt of a written request of the Corporation or a Debentureholders’ Request and of sufficient funds and upon being indemnified to its reasonable satisfaction by the Corporation or by the Debentureholders signing such Debentureholders’ Request against the costs which may be incurred in connection with the calling and holding of such meeting, convene a meeting of the Debentureholders.

10.2

If the Trustee fails within 30 days after receiving such written request or Debentureholders’ Request and such indemnity to give notice convening a meeting of Debentureholders, the Corporation or any of the Debentureholders who signed the Debentureholders’ Request, as the case may be, may convene such a meeting.

10.3

Every meeting of Debentureholders will be held in Vancouver, British Columbia  or at such other place as may be approved by the Trustee.

Notice of Meetings

10.4

Subject to §10.28, not more than 60 and not less than 30 days’ notice of a meeting of Debentureholders must be given

(a)

to the Debentureholders and the Agent,

(b)

to the Trustee unless the meeting has been called by it, and

(c)

to the Corporation unless the meeting has been called by it.

10.5

A notice of meeting must state the time when and the place where the meeting is to be held and, briefly, the general nature of the business to be transacted, but need not set out the terms of any resolution to be proposed or any of the provisions of this Article 10.

Chairman

10.6

An individual, who need not be a Debentureholder, nominated in writing by the Trustee will be chairman of a meeting or, if no individual is so nominated, or the individual so nominated is unable or unwilling to act or is not present within 15 minutes after the time fixed for the holding of the meeting, the chairman will be an individual present in person chosen by the Debentureholders present in person or by proxy.

Quorum

10.7

A quorum at a meeting of the Debentureholders other than a meeting convened for the purpose of considering a resolution proposed to be passed as an Extraordinary Resolution, as to which the provisions of §10.26 will be applicable, will consist of Debentureholders present in person or by proxy representing in the aggregate 20% or more in principal amount of the outstanding Debentures.

10.8

If a quorum is not present within 30 minutes after the time fixed for holding a meeting, the meeting, if convened pursuant to a Debentureholders’ Request or as provided in §10.2, will be dissolved, but in any other case will be adjourned to the same day in the next week (unless that day is not a Business Day, in which case it will be adjourned to the next following Business Day) at the same time and place and no notice will be required to be given in respect of the adjourned meeting.

10.9

At an adjourned meeting the Debentureholders present in person or by proxy will form a quorum and may transact the business for which the meeting was originally convened notwithstanding that they do not represent 20% or more of the principal amount of the outstanding Debentures.

Power to Adjourn

10.10

The chairman of a meeting at which a quorum is present may, with the consent of the Holders of a majority in principal amount of the Debentures present or represented by proxy thereat, adjourn the meeting, and no notice of such adjournment need be given except such notice, if any, as the meeting so adjourned prescribes.

Show of Hands

10.11

Every question submitted to a meeting, other than a motion to pass an Extraordinary Resolution, will be decided in the first place by a majority of the votes given on a show of hands.

10.12

Unless a poll is duly demanded as herein provided, a declaration by the chairman of a meeting that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority will be conclusive evidence of the fact.

10.13

The chairman of a meeting will be entitled, both on a show of hands and on a poll, to vote with respect to Debentures held by the chairman or in respect of which the chairman holds a proxy.

Poll

10.14

On a motion to pass an Extraordinary Resolution, and on any other question submitted to a meeting when directed by the chairman or demanded by one or more Debentureholders or holders of proxies for Debentureholders, holding in the aggregate 5% or more of the principal amount of the Debentures represented at the meeting, a poll will be taken in such manner as the chairman directs.

10.15

A question other than a motion to pass an Extraordinary Resolution will, if a poll is taken, be decided by the votes of the Holders of a majority in principal amount of the Debentures represented at the meeting and voted on the poll.

Voting

10.16

On a show of hands, every Person who is present and entitled to vote, whether as a Debentureholder or as proxyholder for one or more Debentureholders or both, will have one vote.

10.17

On a poll each Debentureholder present in person or represented by a proxyholder will be entitled to one vote in respect of each $3,750 principal amount of Debentures held by such Debentureholder.

10.18

A proxyholder need not be a Debentureholder.

10.19

In the case of joint registered Holders of a Debenture, any one of them present in person or by proxy at the meeting may vote in the absence of the other or others, but if there is more than one of them present in person or by proxy, they may vote only together in respect of the Debentures of which they are joint registered Holders.

Regulations

10.20

The Trustee or the Corporation, with the approval of the Trustee, may from time to time make and from time to time vary such regulations as it from time to time thinks fit providing for:

(a)

voting by proxy and the form of the instrument appointing a proxyholder (which must be in writing) and the manner in which such an instrument must be executed and for the production of the authority of a Person signing on behalf of a Debentureholder;

(b)

the deposit of instruments of proxy appointing proxyholders at such place as is directed in the notice of meeting by the Trustee, the Corporation or the Debentureholders convening a meeting, as the case may be, and the time, if any, before the holding of a meeting or any adjournment thereof by which an instrument of proxy must be deposited; and

(c)

the deposit of instruments of proxy at some approved place or places other than the place at which a meeting is to be held and enabling particulars of instruments of proxy to be mailed or telecopied before the meeting to the Corporation or to the Trustee at the place where the meeting is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting.

10.21

Any regulations made as provided in §10.20 will be binding and effective and the votes given in accordance therewith will be valid and will be counted.

10.22

Except as such regulations may provide, the only Persons who will be recognized at a meeting as the Holders of any Debentures, or as entitled to vote or be present at the meeting in respect thereof, will be Debentureholders and persons whom Debentureholders have by instrument in writing duly appointed as their proxyholders.

Corporation and Trustee May Be Represented

10.23

The Corporation and the Trustee, by their respective officers and directors, and the legal advisors of the Corporation and the Trustee, may attend any meeting of the Debentureholders, but will have no vote as such.

Powers Exercisable by Extraordinary Resolution

10.24

In addition to the powers conferred upon them by any other provisions of this Indenture or by law, a meeting of the Debentureholders will have the following powers exercisable from time to time by Extraordinary Resolution:

(a)

power to approve any change in any of the provisions of this Indenture or the Debentures and any modification, abrogation, alteration, compromise or arrangement of the rights of the Debentureholders or the Trustee against the Corporation or against its undertaking, property and assets or any part thereof, whether such rights arise under this Indenture or the Debentures or otherwise;

(b)

power to approve any scheme for the reconstruction or reorganization of the Corporation or for the consolidation, amalgamation or merger of the Corporation with any other corporation or entity or for the selling or leasing of the undertaking, property and assets of the Corporation or any part thereof, but no such approval will be necessary in respect of any such transaction if the provisions of Article 9 have been complied with;

(c)

power to direct or authorize the Trustee to exercise any power, right, remedy or authority given to it by this Indenture or the Debentures in any manner specified in such Extraordinary Resolution or to refrain from exercising any such power, right, remedy or authority;

(d)

power to waive and direct the Trustee to waive a default or Event of Default hereunder and/or cancel any declaration made by the Trustee pursuant to §7.5 either unconditionally or upon any conditions specified in such Extraordinary Resolution;

(e)

power to restrain any Debentureholder from taking or instituting any suit, action or proceeding for the purpose of enforcing payment of the principal or interest of any Debenture, or for the execution of any trust or power hereunder;

(f)

power to direct any Debentureholder who, as such, has brought any action, suit or proceeding to stay or discontinue or otherwise deal with it in the manner directed by such Extraordinary Resolution upon payment, if the taking of such action, suit or proceeding was permitted by §7.10, of the costs, charges and expenses reasonably and properly incurred by such Debentureholder in connection therewith;

(g)

subject to §10.25, power to appoint a committee to consult with the Trustee (and to remove any committee so appointed) and to delegate to such committee (subject to such limitations, if any, as may be prescribed in such Extraordinary Resolution) all or any of the powers which the Debentureholders may exercise by Extraordinary Resolution under this §10.24, and, if thought fit, to provide for payment of the expenses and disbursements of and compensation to such committee;

(h)

power to agree to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Corporation;

(i)

power to authorize the distribution in specie of any shares, bonds, debentures or other securities or obligations and/or cash or other consideration received or the use or disposition of the whole or any part of such shares, bonds, debentures or other securities or obligations and/or cash or other consideration in such manner and for such purpose as may be considered advisable and specified in such Extraordinary Resolution;

(j)

power to approve the exchange of the Debentures for or the conversion thereof into shares, bonds, debentures or other securities or obligations of the Corporation or of any corporation or other entity formed or to be formed;

(k)

power to remove the Trustee from office and to appoint a new Trustee or Trustees; and

(l)

power to amend, alter or repeal any Extraordinary Resolution previously passed or approved by the Debentureholders or by any committee appointed pursuant to §10.24(g).

Committees

10.25

Where a committee is appointed pursuant to §10.24(g):

(a)

the committee will consist of such number of individuals (who need not be Debentureholders) as is prescribed in the Extraordinary Resolution appointing it;

(b)

subject to the Extraordinary Resolution appointing it, the committee may elect its chairman and make regulations respecting its quorum, the calling of its meetings, the filling of vacancies occurring in its number, the manner in which it may act and its procedure generally, which regulations may provide that the committee may act at a meeting at which a quorum is present or may act by resolution signed in one or more counterparts by a majority of the members thereof or the number of members thereof necessary to constitute a quorum, whichever is the greater; and

(c)

all acts of the committee within the authority delegated to it will be binding upon all Debentureholders.

Meaning of “Extraordinary Resolution”

10.26

The expression “Extraordinary Resolution” when used in this Indenture means a resolution proposed to be passed as an Extraordinary Resolution at a meeting of Debentureholders duly convened for the purpose and held in accordance with the provisions of this Article 10 at which there are present, subject as provided in §10.30, the Holders of more than 50% of the principal amount of the Debentures then outstanding are present in person or by proxy and passed by the favourable votes of the Holders of not less than 66-2/3% of the principal amount of Debentures represented at the meeting and voted on a poll upon such resolution.

10.27

If at any such meeting the Holders of more than 50% of the principal amount of the Debentures then outstanding are not present in person or by proxy within 30 minutes after the time appointed for the meeting, then the meeting, if convened by the Debentureholders or pursuant to a Debentureholders’ Request, will be dissolved, but in any other case it will be adjourned to such date, being not less than 21 nor more than 60 days later, and to such place and time, as is appointed by the chairman.

10.28

Not less than 10 days’ notice will be given of the time and place of such adjourned meeting in the manner provided in Article 11.

10.29

Such notice will state that at the adjourned meeting the Debentureholders present in person or by proxy will form a quorum, but need not set forth the purposes for which the meeting was originally called or any other particulars.

10.30

At the adjourned meeting the Debentureholders present in person or by proxy will form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed in accordance with §10.26 will be an Extraordinary Resolution within the meaning of this Indenture, notwithstanding that there is not present in person or by proxy the Holders of more than 50% of the principal amount of the Debentures then outstanding.

10.31

Votes on an Extraordinary Resolution will always be given on a poll and no demand for a poll on an Extraordinary Resolution will be necessary.

Powers Cumulative

10.32

Any one or more of the powers and/or any combination of the powers in this Indenture stated to be exercisable by the Debentureholders by Extraordinary Resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time will not be deemed to exhaust the right of the Debentureholders to exercise the same or any other such power or powers or combination of powers thereafter from time to time.

Minutes

10.33

Minutes of all resolutions and proceedings at every meeting of Debentureholders will be made and duly entered in books to be provided for that purpose by the Corporation, and any such minutes, if signed by the chairman of the meeting at which such resolutions were passed or proceedings taken, or by the chairman of the next succeeding meeting of the Debentureholders, will be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting, in respect of the proceedings of which minutes have been made, will be deemed to have been duly held and convened, and all resolutions passed or proceedings taken thereat, to have been duly passed and taken.

Signed Instruments

10.34

Any action which may be taken and any power which may be exercised by the Debentureholders at a meeting held as provided in this Article 10 may also be taken and exercised by the Holders of more than 66-2/3% of the principal amount of the outstanding Debentures by a signed instrument and the expression “Extraordinary Resolution” when used in this Indenture will include an instrument so signed.

10.35

Notice of an Extraordinary Resolution passed in accordance with §10.34 will be given by the Trustee to the Holders of Debentures affected thereby within 30 days after the date on which the Extraordinary Resolution is passed.

Binding Effect of Resolutions

10.36

Every resolution and every Extraordinary Resolution passed in accordance with the provisions of this Article 10 at a meeting of Debentureholders will be binding upon all the Debentureholders, whether present at or absent from such meeting, and every instrument signed by Debentureholders in accordance with §10.34 will be binding upon all the Debentureholders, whether signatories thereto or not, and each and every Debentureholder and the Trustee (subject to the provisions for its indemnity herein contained) will be bound to give effect to every such resolution, Extraordinary Resolution or instrument.

Evidence of Rights of Debentureholders

10.37

Any request, direction, notice, consent or other instrument which this Indenture may require or permit to be signed or executed by the Debentureholders may be in any number of concurrent instruments of similar tenor and may be signed or executed by such Debentureholders in person or by attorney duly appointed in writing.

10.38

Proof of the execution of any such request, direction, notice, consent or other instrument or of a writing appointing any such attorney will be sufficient for any purpose of this Indenture if made in the following manner, namely, the fact and date of the execution by any Person of such request, direction, notice, consent or other instrument or writing may be proved by the certificate of any commissioner for oaths, or other officer authorized to take acknowledgements of deeds to be recorded at the place where such certificate is made, that the Person signing such request, direction, notice, consent or other instrument or writing acknowledged to such officer the execution thereof, or by an affidavit of a witness of such execution or in any other manner which the Trustee considers adequate.

10.39

The Trustee may, nevertheless, in its discretion require further proof in cases where it considers further proof necessary or desirable or may accept such other proof as it considers proper.

ARTICLE 11

NOTICES

Notice to the Corporation

11.1

A notice to the Corporation under the provisions of this Indenture will be valid and effective if:

(a)

subject to §11.9 and §11.10, given by registered mail, postage prepaid, addressed to, the Corporation at 911 - 470 Granville Street, Vancouver, British Columbia, V6C 1V5, Attention:  The President;

(b)

delivered by hand to the Corporation at such address; or

(c)

sent by facsimile to (604) 682-7576,

and will be deemed to have been given:

(d)

if mailed, on the fifth Business Day after the mailing thereof;

(e)

if delivered, on the date of delivery; or

(f)

if sent by facsimile:

(i)

at the time of sending if sent on a Business Day before 2:00 p.m. (Vancouver time); or

(ii)

otherwise, on the next Business Day on the day after the day on which it is sent.

11.2

The Corporation may from time to time notify the Trustee of a change of address or facsimile number which thereafter, until changed by further notice, will be the address or facsimile number of the Corporation for all purposes of this Indenture.

Notice to Debentureholders

11.3

Except as otherwise expressly provided herein, all notices to be given hereunder with respect to the Debentures will be valid and effective if such notice is delivered personally or, subject to §11.9 and §11.10, sent by ordinary mail, postage prepaid, addressed to the Holders at their addresses appearing in any of the registers hereinbefore mentioned, provided the Company concurrently disseminates a press release advising of the giving of notice and posts the press release on SEDAR at www.sedar.com.

11.4

If in the case of joint Holders of a Debenture more than one address appears on the register in respect of the joint holding, such notice will be addressed or delivered, as the case may be, only to the first address so appearing.

11.5

A notice so delivered or sent by mail will be deemed to have been given on the day upon which it is delivered or mailed, as the case may be.

11.6

An accidental error, omission or failure in giving or in delivering or mailing any such notice or the non-receipt of any such notice by any Debentureholder or Holders will not invalidate or otherwise prejudicially affect any action or proceeding founded thereon.

Notice to the Trustee

11.7

A notice to the Trustee under the provisions of this Indenture will be valid and effective if:

(a)

subject to §11.9 and §11.10, given by registered mail, postage prepaid, addressed to, the Trustee at 3rd Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9;

(b)

delivered by hand to the Trustee at that office; or

(c)

sent by facsimile to (604) 689-8144,

and will be deemed to have been given:

(d)

if mailed, on the fifth Business Day after the mailing thereof;

(e)

if delivered, on the date of delivery; or

(f)

if sent by facsimile:

(i)

at the time of sending if sent on a Business Day before 2:00 p.m. (Vancouver time); or

(ii)

otherwise, on the next Business Day on the day after the day on which it is sent.

11.8

The Trustee may from time to time notify the Corporation of a change of address or facsimile number which thereafter, until changed by further notice, will be the address or facsimile number of the Trustee for all purposes of this Indenture.

Mail Service Interruption

11.9

If the Trustee determines that mail service is or is threatened to be interrupted at the time when the Trustee or the Corporation is required or elects to give any notice to the Debentureholders hereunder, the Trustee or the Corporation will, notwithstanding the provisions hereof, give such notice at the Corporation’s expense by means of publication in The Globe and Mail, national edition, or any other English language daily newspaper or newspapers of general circulation in Canada and in La Presse or in any other French language daily newspaper of general circulation in the Province of Quebec, once in each of two successive weeks, and any notice so published will be deemed to have been given on the first date on which the publication takes place.

11.10

If, by reason of any actual or threatened interruption of mail service due to strike, lock-out or otherwise, any notice to be given to the Trustee or to the Corporation would be unlikely to reach its destination in a timely manner, such notice will be valid and effective only if delivered or sent by facsimile in accordance with §11.1 or §11.7, as the case may be.

ARTICLE 12

CONCERNING THE TRUSTEE

Trust Indenture Legislation

12.1

In this Article 12, the term “Indenture Legislation” means the provisions, if any, of the British Columbia Business Corporations Act and any statute of Canada or a province thereof, and of the regulations under any such statute, relating to trust indentures and to the rights, duties and obligations of trustees under trust indentures and of corporations issuing debt obligations under trust indentures, to the extent that such provisions are at the time in force and applicable to this Indenture or the Corporation.

12.2

If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of the Indenture Legislation, such mandatory requirement will prevail.

12.3

At all times in relation to this Indenture and any action to be taken hereunder, the Corporation and the Trustee each will observe and comply with the Indenture Legislation and the Corporation, the Trustee and each Debentureholder will be entitled to the benefits of the Indenture Legislation.

No Conflict of Interest

12.4

The Trustee represents to the Corporation that at the date of the execution and delivery of this Indenture there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder.

12.5

If at any time a material conflict of interest exists in the Trustee’s role as a fiduciary hereunder the Trustee will, within 90 days after ascertaining that such a material conflict of interest exists, either eliminate it or else resign as Trustee hereunder by giving notice in writing to the Corporation at least 21 days before such resignation and will thereupon be discharged from all further duties and liabilities hereunder.

Rights and Duties of Trustee

12.6

In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Trustee will act honestly and in good faith with a view to the best interests of the Debentureholders and will exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

12.7

Subject only to §12.6, the obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Trustee or the Debentureholders hereunder will be conditional upon the Debentureholders furnishing, when required by notice in writing by the Trustee, sufficient funds to commence or continue such act, action or proceeding and indemnity reasonably satisfactory to the Trustee to protect and hold harmless the Trustee against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof.

12.8

None of the provisions contained in this Indenture will require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified and funded as aforesaid.

12.9

The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Debentureholders at whose instance it is acting to deposit with the Trustee the Debentures held by them, for which Debentures the Trustee will issue receipts.

12.10

Every provision of this Indenture that by its terms relieves the Trustee of liability or entitles it to rely upon any evidence submitted to it is subject to the provisions of Indenture Legislation, §12.6 to §12.9, §12.11 and §12.13.

Evidence, Experts and Advisers

12.11

In addition to the reports, certificates, opinions, statutory declarations and other evidence required by this Indenture, the Corporation will furnish to the Trustee such additional evidence of compliance with any provisions hereof, and in such form, as may be prescribed by Indenture Legislation or as the Trustee may reasonably require by written notice to the Corporation.

12.12

In the exercise of its rights, duties and obligations, the Trustee may, if it is acting in good faith, rely as to the truth of the statements and the accuracy of the opinions expressed therein, upon statutory declarations, opinions, reports, certificates or other evidence referred to in §12.11 if the Trustee examines them and determines that such evidence complies with the applicable requirements of this Indenture and of Indenture Legislation.

12.13

The Trustee may employ or retain such counsel, auditors, accountants, appraisers or other experts or advisers, whose qualifications give authority to any opinion or report made by them, as it may reasonably require for the purpose of discharging its duties hereunder and will not be responsible for any misconduct on the part of any of them.

Trustee May Deal in Debentures

12.14

Subject to §12.6, the Trustee may buy, sell, lend upon and deal in the Debentures or other securities of the Corporation, either with the Corporation or otherwise, and generally contract and enter into financial transactions with the Corporation or otherwise, without being liable to account for any profits made thereby.

Trustee Not Required to Give Security

12.15

The Trustee will not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise in respect of this Indenture.

Protection of Trustee

12.16

By way of supplement to the provisions of any law for the time being relating to trustees, it is expressly declared and agreed as follows:

(a)

the Trustee will not be liable for or by reason of any statements of fact or recitals in this Indenture or in the Debentures (except the representation contained in §12.4 and in the certificate of the Trustee on the Debentures) or required to verify them, but all such statements or recitals are and will be deemed to be made by the Corporation;

(b)

nothing herein contained will impose any obligation on the Trustee to see to or to require evidence of the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto;

(c)

the Trustee will not be bound to give notice to any Person of the execution hereof; and

(d)

the Trustee will not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach on the part of the Corporation of any of the covenants herein contained or of any acts of the agents of the Corporation.

Investment of Trust Moneys

12.17

Unless otherwise provided in this Indenture, any money held by the Trustee, which may or ought to be invested or which may be on deposit with the Trustee or which may be in the hands of the Trustee may be invested and reinvested in the name or under the control of the Trustee as directed in writing by the Corporation in securities in which, under the laws of the Province of British Columbia, trustees are authorized to invest trust money, if such securities are expressed to mature within one year after their purchase by the Trustee.

12.18

Pending such investment such moneys may be placed by the Trustee on deposit in a chartered bank in Canada or with its own deposit department.

12.19

The Trustee will allow interest at the current rate for similar deposits on moneys remaining on deposit with it and, if the Corporation is not in default hereunder, will credit the Corporation with interest received on moneys deposited with other depositaries and on all moneys invested as provided in §12.17.

12.20

The Trustee will be accountable only for reasonable diligence in the investment of moneys under §12.17 and the Trustee will not be liable for any loss or losses realized on such investments, negligence, wilful acts or defaults only excepted.

Action by Trustee to Protect Interests

12.21

The Trustee will be entitled and empowered, either in its own name or as trustee of an express trust, or as power of attorney or attorney-in-fact for the Holders, or in any one or more of such capacities, to file such proof of debt, amendment of proof of debt, claim, petition or other document as may be necessary or advisable in order to have the claim of the Trustee and of the Holders allowed in any insolvency, bankruptcy, liquidation or other judicial proceedings relative to the Corporation or its creditors or relative to or affecting its property.

12.22

The Trustee is hereby irrevocably appointed (and the successive respective Debentureholders by taking and holding Debentures will be conclusively deemed to have so appointed the Trustee) the true and lawful power of attorney or attorney-in-fact of the respective Debentureholders with authority to make and file in the respective names of the Debentureholders or on behalf of the Debentureholders as a class, subject to deduction from any such claims of the amounts of any claims filed by any of the Debentureholders themselves, any proof of debt, amendment of proof of debt, claim, petition or other documents in any such proceedings and to receive payment of any sums becoming distributable on account thereof, and to execute any such other papers and documents and to do and perform any and all such acts and things for and on behalf of such Holders, as may be necessary or advisable in the opinion of the Trustee, in order to have the respective claims of the Trustee and of the Debentureholders against the Corporation or its property allowed in any such proceeding, and to receive payment of or on account of such claims, but nothing contained in this Indenture will be deemed to give to the Trustee, unless so authorized by Extraordinary Resolution, any right to accept or consent to any plan of reorganization or otherwise by action of any character in such proceeding to waive or change in any way any right of any Debentureholder.

12.23

The Trustee will have the power to institute and maintain all and any such actions, suits or proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the Debentureholders.

12.24

Any such suit or proceeding instituted by the Trustee may be brought in the name of the Trustee as trustee, and any recovery of judgment will be for the rateable benefit of the Debentureholders subject to the provisions of this Indenture.

12.25

In any proceeding brought by the Trustee (and also any proceeding in which a declaratory judgment of a court may be sought as to the interpretation or construction of any provision of this Indenture, to which the Trustee is a party) the Trustee will be held to represent all the Holders, and it will not be necessary to make any Holders of the Debentures parties to any such proceeding.

Replacement of Trustee

12.26

The Trustee may resign from the trusts hereunder and thereupon be discharged from all further duties and liabilities hereunder by giving to the Corporation 60 days’ notice in writing or such shorter notice as the Corporation may accept as sufficient.

12.27

The Debentureholders by Extraordinary Resolution will have power at any time to remove the Trustee and to appoint a new trustee hereunder.

12.28

If the Trustee resigns or is removed as aforesaid or is dissolved, becomes bankrupt, goes into liquidation or otherwise becomes incapable of acting hereunder, the Corporation will forthwith appoint a new trustee hereunder unless a new trustee has already been appointed by the Debentureholders, or failing such appointment by the Corporation, the retiring trustee hereunder (at the expense of the Corporation) or any Debentureholder may apply to the Supreme Court of British Columbia, on such notice as such Court may direct, for the appointment of a new trustee hereunder.

12.29

A trustee appointed pursuant to §12.28 by the Corporation or by the Court will be subject to removal by the Debentureholders under §12.27.

12.30

A new trustee hereunder appointed under §12.27 or §12.28 must be a company authorized and qualified to carry on the business of a trust company in the Province of British Columbia and every other jurisdiction where such authorization or qualification is necessary to enable it to act as a trustee hereunder, will certify that it does not have any material conflict of interest upon becoming trustee hereunder, and will accept the trust herein declared and provided for.

12.31

On any new appointment the new trustee will be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee.

12.32

A corporation into which the Trustee may be merged or with which it may be consolidated or amalgamated, or a corporation resulting from a merger, consolidation or amalgamation to which the Trustee is a party, or a corporation that purchases the corporate trust business of the Trustee will be the successor Trustee under this Indenture without the necessity of the execution of any instrument or any further act, if it is authorized and qualified as described in §12.30.

Acceptance

12.33

The Trustee accepts its obligations provided for in this Indenture and agrees to perform the same upon the terms and conditions herein set forth and as trustee for the various Persons who are from time to time Debentureholders, subject to the terms and conditions herein set forth.

ARTICLE 13

SUPPLEMENTAL INDENTURES

Supplemental Indentures

13.1

From time to time the Corporation, when authorized by a resolution of the Directors, and the Trustee may, subject to the provisions of this Indenture, and the Trustee will, when required by this Indenture, execute, acknowledge and deliver by their proper officers deeds or indentures supplemental hereto, which thereafter will form part hereof, for any one or more of the following purposes:

(a)

adding to the provisions hereof additional covenants of the Corporation, enforcement provisions and other provisions for the protection of the Debentureholders;

(b)

providing for events of default in addition to those herein specified;

(c)

making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder, (including the making of any modifications in the form of the Debentures which do not affect the substance thereof) and which, in the opinion of the Trustee, it is expedient to make and will not adversely affect, in any material respect, the interests of the Debentureholders;

(d)

evidencing the succession, or successive successions, of other companies to the Corporation and the covenants of and obligations assumed by any such successor in accordance with the provisions of this Indenture;

(e)

giving effect to an Extraordinary Resolution;

(f)

making a modification of a provision of this Indenture or the Debentures which is of a formal, minor or technical nature;

(g)

making an addition to, deletion from or alteration of a provision of this Indenture (including any of the terms and conditions of the Debentures):

(i)

which the Corporation deems necessary or advisable and which, in the opinion of the Trustee, does not adversely affect, in any material respect, the interests of the Debentureholders; or

(ii)

which, in the opinion of the Trustee, is necessary or advisable in order to incorporate, reflect or comply with Indenture Legislation;

(h)

adding to or altering the provisions hereof in respect of the transfer of Debentures, including provision for the exchange of Debentures of different denominations, and making any modification in the form of the Debentures which does not affect the substance thereof and which, in the opinion of the Trustee, is not materially prejudicial to the interests of the Debentureholders;

(i)

correcting or rectifying any ambiguity, defective provision, errors or omission herein if, in the opinion of the Trustee, the rights of the Trustee and the Debentureholders are not materially prejudiced thereby; and

(j)

any other purpose not inconsistent with the terms of this Indenture if, in the opinion of the Trustee, the rights of the Trustee and of the Debentureholders are not materially prejudiced thereby.

ARTICLE 14

EXECUTION

Counterparts and Formal Date

14.1

This Indenture may be executed in several counterparts, each of which when so executed will be deemed to be an original, and such counterparts together will constitute one and the same instrument and notwithstanding their date of execution will be deemed to bear date as of May 31, 2006

Language of Indenture

14.2

The parties hereto have requested that this Indenture and all contracts, documents or notices relating thereto be drafted in the English language; les parties à cet acte ont exigé que cet acte et tout contrat, document ou avis y afférent soit rédigé en langue anglaise.

IN WITNESS WHEREOF, the parties have executed this Indenture as of the date and as at the place first hereinabove mentioned.

CUSAC GOLD MINES LTD.

Per:

/s/ David Brett

Authorized Signatory

Per:

/s/ Leanora Brett

Authorized Signatory

COMPUTERSHARE TRUST COMPANY OF CANADA

Per:

/s/____________________________

Authorized Signatory

Per:

/s/____________________________

Authorized Signatory

SCHEDULE A

to the Trust Indenture made as of May 31, 2006
between Cusac Gold Mines Ltd. and Computershare Trust Company of Canada,
as Trustee

The following is the form of Convertible Secured Debenture due November  30, 2007.

NO.	$ ☐

CUSAC GOLD MINES LTD.
(incorporated under the laws of British Columbia)

CONVERTIBLE SECURED DEBENTURE
DUE NOVEMBER 30, 2007

Cusac Gold Mines Ltd. (the “Corporation”) for value received hereby acknowledges itself indebted and promises to pay to the registered Holder hereof on November 30, 2007 (the “Maturity Date”) or on such earlier date as the principal hereof may become due in accordance with the provisions of the Trust Indenture hereinafter mentioned, on presentation and surrender of this Debenture at the main branch of Computershare Trust Company of Canada in the City of Vancouver, the sum of $ ☐ in lawful money of Canada and to pay interest thereon from the registration date endorsed hereon, or from the last Interest Payment Date (as defined in the Trust Indenture) on which interest was paid on the outstanding Debentures of this issue, whichever is later, at the rate of 11% per annum (after as well as before each of maturity, default and judgment), subject to an increase in the rate of interest to 15% per annum if the Corporation does not obtain the approval of its shareholders to permit the exercise of detachable share purchase warrants issued to the original purchasers of the Debentures.  Interest shall be calculated semi-annually, not in advance, on the outstanding principal amount of the Debenture until earlier of: (a) the later of: (i) the Maturity Date; and (ii) the date the Corporation deposits the funds for the repayment of the Debentures pursuant to the terms of the Trust Indenture; and (b) the date the Debentures are converted to common shares pursuant to the terms hereof and the terms of the Trust Indenture.  The Corporation shall make equal semi-annual, interest-only payments on the Interest Payment Dates.

The Corporation will pay the principal and any outstanding interest due on the Maturity Date upon the surrender of this Debenture.  Subject to the earlier conversion of the Debenture as provided in the Trust Indenture, payment will be made either directly or through the Trustee, sending by prepaid ordinary mail or cheque for such principal and interest payable to the order of the then registered Holder of this Debenture and addressed to the Holder at the Holder’s last address appearing on the register or, in the case of joint registered Holders, payable to the order of all of the joint Holders and addressed to all of them at the last address appearing on the register of that one of them whose name stands first on the register, or as otherwise directed in writing by such Holder or by all of such joint Holders.  The forwarding of such cheque will satisfy and discharge all liability for repayment of the principal and interest on this Debenture to the extent of the sum represented thereby unless, in the case of a cheque, such cheque is not paid at par on presentation at any one of the places where such interest is, by the terms of this Debenture, made payable.  In the event of non-receipt of any cheque by the registered Holder to whom it is so sent, the Corporation on proof of such non-receipt and upon satisfactory indemnity being given to it will issue to the registered Holder a replacement cheque for a like amount.  All payments and deliveries to or for the benefit of Holder by the Corporation (or by the Trustee, as the case may be) will be made subject to such withholding on account of tax as is required by applicable law.  The Corporation (or the Trustee, as the case may be) will withhold as so required by applicable law, and will remit such withheld amounts to the applicable tax authority as and when required by applicable law.  All amounts so withheld will be treated for all purposes as full satisfaction and payment of equivalent amounts then otherwise due to the applicable Holder.

This Debenture is one of the Debentures issued under the provisions of the Trust Indenture made as of May 31, 2006, between the Corporation and Computershare Trust Company of Canada as trustee (the “Trustee”) to which Trust Indenture reference is hereby made for a statement of the rights of the Holders of the Debentures, and of the Corporation and the Trustee in respect thereof and the terms and conditions upon which the Debentures are issued, to all of which the Holder of this Debenture by acceptance hereof assents and agrees to be bound.

The obligations and the liabilities of the Corporation under this Debenture are secured by a charge over all of the assets of the Corporation.  This Debenture and all other Debentures now or hereafter certified and issued under the Trust Indenture are secured equally and rateably without priority or preference by the Trust Indenture as subsequently amended or supplemented.

The aggregate principal amount of Debentures which may be issued under the Trust Indenture is limited to $3,7500,000.

The Debentures are issuable as fully registered Debentures only.

The Holder of the Debenture shall have the right (the “Conversion Right”), exercisable at any time (subject to the closure of the central register of the Debentures maintained by the Trustee as provided for in the Trust Indenture), and from time to time on or before the Debenture is repaid in full, to convert all or any portion of the principal amount then outstanding under the Debenture into fully paid and non-assessable Common Shares.  Upon each exercise of the Conversion Right the Holder will receive that number of Common Shares (as may be adjusted from time to time in accordance with the terms of the Trust Indenture) rounded to the nearest whole number obtained by dividing the amount of the Debenture converted by $0.305.  The certificates representing common shares issued upon exercise of a Conversion Right shall bear such legends as may be required by applicable securities laws.

The principal amount hereof may also become or be declared due before the stated maturity upon an Event of Default, in the manner and with the effect provided in the Trust Indenture.

The Trust Indenture contains provisions making binding upon all Holders of Debentures outstanding thereunder resolutions passed at meetings of such Holders held in accordance with such provisions and instruments in writing signed by the Holders of a specified majority of Debentures outstanding.

No transfer of this Debenture will be valid unless made on one of the registers to be kept by and at the offices of the Trustee in Vancouver, by the registered Holder or such Holder’s executors, administrators, or other legal representatives of the Holder or their attorney duly appointed by instrument in writing in form and execution satisfactory to the Trustee upon compliance with such reasonable requirements as the Trustee may prescribe, nor unless such transfer has been noted hereon by the Trustee.  The registers may be closed for a period not exceeding 10 business days in Vancouver immediately preceding and including any date for payment of interest hereon.  The certificate or certificates issued in respect of an exchanged or transferred Debenture shall bear such legends as may be required by applicable securities laws.

The Trust Indenture contains provisions under which the Corporation may direct the Trustee to set aside, or the Trustee may itself set aside, the principal of and interest payable on any Debenture not presented for payment when it becomes due on maturity or otherwise, after which setting aside the rights of the Holder of such Debenture will be limited to receiving payment, on due presentation and surrender thereof within six years, of the moneys so set aside.

This Debenture will not become obligatory for any purpose until certified by or on behalf of the Trustee for the time being under the Trust Indenture.

IN WITNESS WHEREOF Cusac Gold Mines Ltd. has caused its corporate seal to be hereto affixed and this Debenture to be signed by its duly authorized officers.

The Corporate Seal of CUSAC GOLD MINES LTD. was affixed in the presence of: Per: Authorized Signatory	) ) ) ) ) ) )	C/S

TRUSTEE’S CERTIFICATE

This Debenture is one of the 11% Convertible Secured Debentures dated as of May ☐, 2006 referred to in the Trust Indenture within mentioned.

COMPUTERSHARE TRUST COMPANY OF CANADA

By:

_____________________________

(Authorized Officer)

(No writing hereon except by the Trustee)

Date of Registration	In Whose Name Registered	Trustee or Registrar

CONVERSION FORM

TO:

CUSAC GOLD MINES LTD.

The undersigned registered Holder of the within Debenture hereby irrevocably elects to convert the Debenture into Common Shares or other securities in the capital of Cusac Gold Mines Ltd. (the “Corporation”) in accordance with the terms of the Trust Indenture referred to in the Debenture and directs that the Common Shares or other securities issuable and deliverable upon the conversion be issued and delivered to the Person indicated below.  (If the Common Shares or other securities are to be issued in the name of a Person other than the registered Holder of the Debenture, all requisite transfer taxes must be tendered by the undersigned.)

The undersigned represents, warrants and certifies as follows (one of the following must be checked):

(a) ☐

the undersigned Holder at the time of conversion of the Debenture is not in the United States, is not a "U.S. Person" as defined in Regulation S under the U.S. Securities Act of 1933, as amended (the "U.S. Securities Act") and is not acquiring the Common Shares on behalf of, or for the account or benefit of a U.S. Person or a Person in the United States and did not execute or deliver this conversion form in the United States;

(b) ☐  the undersigned Holder is resident in the United States or is a U.S. Person who is a resident of the jurisdiction referred to in the address appearing below, and is a U.S. Accredited Investor and makes the representations and warranties set out below; or

(c) ☐

if the undersigned Holder is resident in the United States or is a U.S. Person, the undersigned Holder has delivered to the Corporation and the Trustee an opinion of counsel (which will not be sufficient unless it is in form and substance satisfactory to the Corporation) or such other evidence satisfactory to the Corporation to the effect that with respect to the securities to be delivered upon conversion of this Debenture, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

"United States" and "U.S. Person" are as defined in Regulation S under the U.S. Securities Act.

Note:  Certificates representing Common Shares will not be registered or delivered to an address in the United States unless Box (b) or (c) above is checked.

If the undersigned has indicated that the undersigned is a U.S. Accredited Investor by marking alternative (b) above, the undersigned represents and warrants to the Corporation that:

1.

the undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Common Shares, and the undersigned is able to bear the economic risk of loss of his or her entire investment;

2.

the undersigned is: (i) purchasing the Common Shares for his or her own account or for the account of one or more U.S. Accredited Investors with respect to which the undersigned is exercising sole investment discretion, and not on behalf of any other Person; (ii) is purchasing the Common Shares for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and (iii) in the case of the purchase by the undersigned of the Common Shares as agent or trustee for any other Person or Persons (each a “Beneficial Owner”), the undersigned Holder has due and proper authority to act as agent or trustee for and on behalf of each such Beneficial Owner in connection with the transactions contemplated hereby; provided that: (x) if the undersigned Holder, or any Beneficial Owner, is a corporation or a partnership, syndicate, trust or other form of unincorporated organization, the undersigned Holder or each such Beneficial Owner was not incorporated or created solely, nor is it being used primarily to permit purchases without a prospectus or registration statement under applicable law; and (y) each Beneficial Owner, if any, is a U.S. Accredited Investor; and

3.

the undersigned has not transferred the Debenture as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

If the undersigned has indicated that the undersigned is a U.S. Accredited Investor by marking alternative (b) above, the undersigned also acknowledges and agrees that:

1.

the Corporation has provided to the undersigned the opportunity to ask questions and receive answers concerning the terms and conditions of the offering, and the undersigned has had access to such information concerning the Corporation as he or she has considered necessary or appropriate in connection with his or her investment decision to acquire the Common Shares;

2.

if the undersigned decides to offer, sell or otherwise transfer any of the Common Shares, the undersigned must not, and will not, offer, sell or otherwise transfer any of such Common Shares directly or indirectly, unless:

(a)

the sale is to the Corporation;

(b)

the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(c)

the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "blue sky" laws; or

(d)

the Common Shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Corporation an opinion of counsel reasonably satisfactory to the Corporation;

3.

the Common Shares are "restricted securities" under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission provide in substance that the undersigned may dispose of the Common Shares only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom

4.

the Corporation has no obligation to register any of the Common Shares or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder);

5.

the certificates representing the Common Shares (and any certificates issued in exchange or substitution for the Common Shares) will bear a legend, in the form required by the certificate representing the Debenture, stating that such securities have not been registered under the U.S. Securities Act or the securities laws of any state of the United States and may not be offered for sale or sold unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available;

6.

delivery of certificates bearing such a legend may not constitute "good delivery" in settlement of transactions on Canadian stock exchanges or over-the-counter markets, but if the Corporation is a "foreign corporation" with no "substantial U.S. market interest" (all within the meaning of Regulation S under the U.S. Securities Act) at the time of sale, a new certificate will be made available to the undersigned upon provision by the Purchaser of a declaration in the form attached as Appendix “A” to Schedule III to the Subscription Agreement;

7.

the financial statements of the Corporation have been prepared in accordance with Canadian generally accepted accounting principles, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies; and

8.

It consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described in this Conversion Form.

If Box (c) is checked, any opinion tendered must be from counsel of recognized standing in form and substance reasonably satisfactory to the Corporation.  Holders planning to deliver an opinion of counsel in connection with the conversion of the Debenture should contact the Corporation in advance to determine whether any opinions tendered will be acceptable to the Corporation.

In the absence of instructions to the contrary, the securities or other property will be issued in the name of or to the Holder hereof and will be sent by first class mail to the last address of the Holder appearing on the register maintained for the Debenture.

Dated:  _______________

__________________________________

Signature of Debentureholder

__________________________________

Name of Debentureholder

Instructions:

1.

The registered Holder may exercise its right to receive Common Shares by completing this form and surrendering this conversion form and the Debenture Certificate representing the Debenture being converted together with payment of the aggregate Conversion Price, by certified cheque, bank draft or money order payable to the Trustee at 3rd Floor, 510 Burrard Street, Vancouver, British Columbia, Canada V6C 3B9 and such other documents as the Corporation and Trustee may reasonably require.  Certificates for Common Shares will be delivered or mailed within five Business Days after the conversion of the Debenture.  The rights of the registered Debentureholder hereof cease if the Debenture is not converted prior to the Maturity Date.

2.

If Box (c) is checked, any opinion tendered must be from counsel of recognized standing in form and substance reasonably satisfactory to the Corporation.  Holders planning to deliver an opinion of counsel in connection with the conversion of the Debenture should contact the Corporation in advance to determine whether any opinions tendered will be acceptable to the Corporation.

3.

The signature(s) of the registered Holder(s) on this form must be guaranteed by one of the following methods:

Canada and the USA:  A Medallion Signature Guarantee obtained from a member of an acceptable Medallion Signature Program (STAMP, SEMP, MSP).  Many commercial banks, savings banks, credit unions, and all broker dealers participate in a Medallion Signature Guarantee Program.  The Guarantor must affix a stamp bearing the actual words “Medallion Guaranteed”.

Canada:  A Signature Guarantee obtained from a major Canadian Schedule I chartered bank.  The Guarantor must affix a stamp bearing the actual words “Signature Guaranteed”.  Signature Guarantees are not accepted from Treasury Branches, Credit Unions or Caisse Populaires unless they are members of a Medallion Signature Guarantee Program.

Outside North America:  For Holders located outside North America, present the certificate(s) and/or document(s) that require a guarantee to a local financial institution that has a corresponding Canadian or American affiliate which is a member of an acceptable Medallion Signature Guarantee Program.  The corresponding affiliate will arrange for the signature to be over-guaranteed.

TRANSFER FORM

TO:

CUSAC GOLD MINES LTD.

For value received the undersigned sells, assigns and transfers unto ______________________ the within Debenture of CUSAC GOLD MINES LTD. and hereby irrevocably constitutes and appoints Computershare Trust Company of Canada as Attorney to transfer the Debenture on the registers of the Convertible Secured Debentures due November 30, 2007 of Cusac Gold Mines Ltd., with full power of substitution in the premises.

The undersigned represents, warrants and certifies as follows (one of the following must be checked):

(a) ☐

the undersigned Holder at the time of transfer of the Debenture is not in the United States, is not a "U.S. Person" as defined in Regulation S under the U.S. Securities Act of 1933, as amended (the "U.S. Securities Act") and is not acquiring the Common Shares on behalf of, or for the account or benefit of a U.S. Person or a Person in the United States and did not execute or deliver this transfer form in the United States;

(b) ☐  the undersigned Holder is resident in the United States or is a U.S. Person who is a resident of the jurisdiction referred to in the address appearing below, and is a U.S. Accredited Investor and makes the representations and warranties set out below; or

(c) ☐

if the undersigned Holder is resident in the United States or is a U.S. Person, the undersigned Holder has delivered to the Corporation and the Trustee an opinion of counsel (which will not be sufficient unless it is in form and substance satisfactory to the Corporation) or such other evidence satisfactory to the Corporation to the effect that with respect to the securities to be delivered upon transfer of this Debenture, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

"United States" and "U.S. Person" are as defined in Regulation S under the U.S. Securities Act.

Note:  Certificates representing Debentures will not be registered or delivered to an address in the United States unless Box (b) or (c) above is checked.

If the undersigned has indicated that the undersigned is a U.S. Accredited Investor by marking alternative (b) above, the undersigned represents and warrants to the Corporation that:

1.

the undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Common Shares,

and the undersigned is able to bear the economic risk of loss of his or her entire investment;

2.

the undersigned is: (i) purchasing the Common Shares for his or her own account or for the account of one or more U.S. Accredited Investors with respect to which the undersigned is exercising sole investment discretion, and not on behalf of any other Person; (ii) is purchasing the Common Shares for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and (iii) in the case of the purchase by the undersigned of the Common Shares as agent or trustee for any other Person or Persons (each a “Beneficial Owner”), the undersigned Holder has due and proper authority to act as agent or trustee for and on behalf of each such Beneficial Owner in connection with the transactions contemplated hereby; provided that: (x) if the undersigned Holder, or any Beneficial Owner, is a corporation or a partnership, syndicate, trust or other form of unincorporated organization, the undersigned Holder or each such Beneficial Owner was not incorporated or created solely, nor is it being used primarily to permit purchases without a prospectus or registration statement under applicable law; and (y) each Beneficial Owner, if any, is a U.S. Accredited Investor; and

3.

the undersigned has not transferred the Debenture as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

If the undersigned has indicated that the undersigned is a U.S. Accredited Investor by marking alternative (b) above, the undersigned also acknowledges and agrees that:

1.

the Corporation has provided to the undersigned the opportunity to ask questions and receive answers concerning the terms and conditions of the offering, and the undersigned has had access to such information concerning the Corporation as he or she has considered necessary or appropriate in connection with his or her investment decision to acquire the Common Shares;

2.

if the undersigned decides to offer, sell or otherwise transfer any of the Common Shares, the undersigned must not, and will not, offer, sell or otherwise transfer any of such Common Shares directly or indirectly, unless:

(a)

the sale is to the Corporation;

(b)

the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(c)

the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "blue sky" laws; or

(d)

the Common Shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Corporation an opinion of counsel reasonably satisfactory to the Corporation;

3.

the Common Shares are "restricted securities" under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission provide in substance that the undersigned may dispose of the Common Shares only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom

4.

the Corporation has no obligation to register any of the Common Shares or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder);

5.

the certificates representing the Common Shares (and any certificates issued in exchange or substitution for the Common Shares) will bear a legend, in the form required by the certificate representing the Debenture, stating that such securities have not been registered under the U.S. Securities Act or the securities laws of any state of the United States and may not be offered for sale or sold unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available;

6.

delivery of certificates bearing such a legend may not constitute "good delivery" in settlement of transactions on Canadian stock exchanges or over-the-counter markets, but if the Corporation is a "foreign corporation" with no "substantial U.S. market interest" (all within the meaning of Regulation S under the U.S. Securities Act) at the time of sale, a new certificate will be made available to the undersigned upon provision by the Purchaser of a declaration in the form attached as Appendix “A” to Schedule III to the Subscription Agreement;

7.

the financial statements of the Corporation have been prepared in accordance with Canadian generally accepted accounting principles, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies; and

8.

It consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described in this Transfer Form.

If Box (c) is checked, any opinion tendered must be from counsel of recognized standing in form and substance reasonably satisfactory to the Corporation.  Holders planning to deliver an opinion of counsel in connection with the transfer of the Debenture should contact the Corporation in advance to determine whether any opinions tendered will be acceptable to the Corporation.

In the absence of instructions to the contrary, the securities or other property will be issued in the name of or to the Holder hereof and will be sent by first class mail to the last address of the Holder appearing on the register maintained for the Debenture.

Dated: ___________________

_________________________

_____________________________________

Signature of Transferor

_____________________________________

Name of Transferor

Instructions:

The signature of the registered Holder of the within Debenture to the foregoing assignment must be guaranteed by a Canadian chartered bank, a trust company which is a member of the Trust Companies Association of Canada, or by a member firm of a Canadian stock exchange.

4.

The signature(s) of the registered Holder(s) on this form must be guaranteed by one of the following methods:

Canada and the USA:  A Medallion Signature Guarantee obtained from a member of an acceptable Medallion Signature Program (STAMP, SEMP, MSP).  Many commercial banks, savings banks, credit unions, and all broker dealers participate in a Medallion Signature Guarantee Program.  The Guarantor must affix a stamp bearing the actual words “Medallion Guaranteed”.

Canada:  A Signature Guarantee obtained from a major Canadian Schedule I chartered bank.  The Guarantor must affix a stamp bearing the actual words “Signature Guaranteed”.  Signature Guarantees are not accepted from Treasury Branches, Credit Unions or Caisse Populaires unless they are members of a Medallion Signature Guarantee Program.

Outside North America:  For Holders located outside North America, present the certificate(s) and/or document(s) that require a guarantee to a local financial institution that has a corresponding Canadian or American affiliate which is a member of an acceptable Medallion Signature Guarantee Program.  The corresponding affiliate will arrange for the signature to be over-guaranteed.

SCHEDULE B

to the Trust Indenture made as of May 31, 2006
between Cusac Gold Mines Ltd. and Computershare Trust Company of Canada,
as Trustee

CHARGED PROPERTY

The Charged Property consists of all the Corporation’s right, title and interest in and to all its presently owned or held and after acquired or held personal property, of whatever nature or kind (including without limitation client lists, client records and client files) and wheresoever situate, and all proceeds thereof and therefrom including:

(a)

all equipment, including, without limiting the generality of the foregoing, machinery, tools, fixtures, furniture, chattels, motor vehicles and other tangible personal property that is not Inventory, and all parts, components, attachments, accessories, accessions, replacements, substitutions, additions and improvements to any of the foregoing (all of which is hereinafter collectively called the “Equipment”);

(b)

all inventory, including, without limiting the generality of the foregoing, goods acquired or held for sale or lease or furnished or to be furnished under contracts of rental or service, all raw materials, work in process, finished goods, returned goods, repossessed goods, and all packaging materials, supplies and containers relating to or used or consumed in connection with any of the foregoing (all of which is hereinafter collectively called the “Inventory”);

(c)

all debts, accounts, claims, demands, moneys and choses in action which now are, or which may at any time hereafter be, due or owing to or owned by the Corporation and all books, records, documents, papers and electronically recorded data recording, evidencing or relating to the said debts, accounts, claims, demands, moneys and choses in action or any part thereof (all of which is hereinafter collectively called the “Accounts”);

(d)

all documents of title, chattel paper, instruments, securities and money, and all other goods of the Corporation that are not Equipment, Inventory or Accounts;

(e)

all contractual rights, licences, goodwill, patents, trademarks, trade names, copyrights and other intellectual property of the Corporation, all other choses in action of the Corporation of every kind which now are, or which may at any time hereafter be, due or owing to or owned by the Corporation, and all other intangible property of the Corporation which is not Accounts, chattel paper, instruments, documents of title, securities or money; and

(f)

the following mineral claims in the Province of British Columbia:

Claim Name	Tenure Number	Expiry
SUN	221632	June 30, 2008
UP	221633	June 30, 2008
RED HILL NO.5 TO NO.6	226156 to 226157	June 30, 2008
JENNIE EXTENSION #4	226193	June 30, 2008
JENNIE EXTENSION #1 TO #3	226194 to 226196	June 30, 2008
	510750	June 30, 2008
	510751	June 30, 2008
	510766	June 30, 2008
OLE 1-9	510768	June 30, 2008
	511229	June 30, 2008
	511346	June 30, 2008
REDER 1-10	511352	June 30, 2008
	511359	June 30, 2008
	511365	June 30, 2008
GRAB 1-2	511368	June 30, 2008
	511371	June 30, 2008
	511380	June 30, 2008
	511385	June 30, 2008
TRACKER 1-20	511387	June 30, 2008
EASTER 1-25	511394	June 30, 2008
	514057	June 30, 2008
	514088	June 30, 2008
	514497	June 30, 2008
	514508	June 30, 2008
	514509	June 30, 2008
	514937	June 30, 2008
	514939	June 30, 2008
	514943	June 30, 2008
	514944	June 30, 2008
	514945	June 30, 2008
NC3	517020	June 30, 2008

Claim Name	Tenure Number	Expiry
AUREX	517048	June 30, 2008
ARGOLD	517063	June 30, 2008
OLEW	517075	June 30, 2008
OLEE	517092	June 30, 2008
WATT	517109	June 30, 2008
AMP	517124	June 30, 2008

(collectively, the “Table Mountain Claims”); and

(g)

all mineral reserves and mineral resources subject to the Table Mountain Claims.

SCHEDULE C

to the Trust Indenture made as of May ☐, 2006
between Cusac Gold Mines Ltd. and Computershare Trust Company of Canada,
as Trustee

PERMITTED ENCUMBRANCES